                                                                    EXHIBIT 10.4


                 RECEIVABLES PURCHASE AND SERVICING AGREEMENT

                        Dated as of February 10, 1999,

                                 by and among

                           GOLF FUNDING CORPORATION,

                                  as Seller,

                       REDWOOD RECEIVABLES CORPORATION,

                                 as Purchaser,

                         CALLAWAY GOLF SALES COMPANY,

                                 as Servicer,

                                      and

                     GENERAL ELECTRIC CAPITAL CORPORATION,

                    as Operating Agent and Collateral Agent

                               TABLE OF CONTENTS

ARTICLE I.
        DEFINITIONS AND INTERPRETATION.......................................................    2
        Section 1.01. Definitions............................................................    2
        Section 1.02. Rules of Construction..................................................    2

ARTICLE II.

        AMOUNTS AND TERMS OF PURCHASES.......................................................    2
        Section 2.01. Purchases..............................................................    2
        Section 2.02. Optional Changes in Maximum Purchase Limit.............................    2
        Section 2.03. Notices Relating to Purchases and Reductions in Capital Investment.....    3
        Section 2.04. Conveyance of Receivables..............................................    4
               (a)    Purchase Assignment....................................................    4
               (b)    Funding of Collection Account; Payment of Purchase Price...............    4
               (c)    Vesting of Ownership...................................................    4
               (d)    Repurchases of Transferred Receivables.................................    4
        Section 2.05. Facility Termination Date..............................................    5
        Section 2.06. Daily Yield............................................................    5
        Section 2.07. Fees...................................................................    5
        Section 2.08. Time and Method of Payments............................................    5
        Section 2.09. Capital Requirements; Additional Costs.................................    6
        Section 2.10. Breakage Costs.........................................................    8
        Section 2.11. Purchase Excess........................................................    8

ARTICLE III.

        CONDITIONS PRECEDENT.................................................................    8
        Section 3.01. Conditions to Effectiveness of Agreement...............................    9
               (a)    Purchase Agreement; Other Related Documents............................    9
               (b)    Governmental Approvals.................................................    9
               (c)    Compliance with Laws...................................................    9
               (d)    Payment of Fees........................................................    9
               (e)    Credit Facility Conditions.............................................    9
               (f)    Confirmation of Commercial Paper Ratings...............................    9
        Section 3.02. Conditions Precedent to All Purchases..................................    9

ARTICLE IV.

        REPRESENTATIONS AND WARRANTIES......................................................    10
        Section 4.01. Representations and Warranties of the Seller..........................    10

               (a)    Corporate Existence; Compliance with Law..............................     10
               (b)    Executive Offices; Collateral Locations; Corporate or Other Names;
                      FEIN..................................................................     11
               (c)    Corporate Power, Authorization, Enforceable Obligations...............     11
               (d)    No Litigation.........................................................     12
               (e)    Solvency..............................................................     12
               (f)    Material Adverse Effect...............................................     12
               (g)    Ownership of Property; Liens..........................................     12
               (h)    Ventures, Subsidiaries and Affiliates; Outstanding Stock and
                      Indebtedness..........................................................     13
               (i)    Taxes.................................................................     13
               (j)    Full Disclosure.......................................................     13
               (k)    ERISA.................................................................     13
               (l)    Brokers...............................................................     14
               (m)    Margin Regulations....................................................     14
               (n)    Nonapplicability of Bulk Sales Laws...................................     14
               (o)    Securities Act and Investment Company Act Exemptions..................     14
               (p)    Government Regulation.................................................     14
               (q)    Nonconsolidation......................................................     14
               (r)    Deposit and Disbursement Accounts.....................................     16
               (s)    Transferred Receivables...............................................     16
               (t)    Representations and Warranties in Other Related Documents.............     17
               (u)    Year 2000.............................................................     17
        Section 4.02. Representations and Warranties of the Servicer........................     17

ARTICLE V.

        GENERAL COVENANTS OF THE SELLER.....................................................     18
        Section 5.01. Affirmative Covenants of the Seller...................................     18
               (a)    Compliance with Agreements and Applicable Laws........................     18
               (b)    Maintenance of Existence and Conduct of Business......................     18
               (c)    Deposit of Collections................................................     18
               (d)    Use of Proceeds.......................................................     18
               (e)    Payment, Performance and Discharge of Obligations.....................     19
               (f)    ERISA.................................................................     19
               (g)    Year 2000.............................................................     19
        Section 5.02. Reporting Requirements of the Seller..................................     19
        Section 5.03. Negative Covenants of the Seller......................................     20
               (a)    Sale of Stock and Assets..............................................     20
               (b)    Liens.................................................................     20
               (c)    Modifications of Receivables or Contracts.............................     20
               (d)    Changes in Instructions to Obligors...................................     20
               (e)    Capital Structure and Business........................................     20

               (f)    Mergers, Subsidiaries, Etc............................................     20
               (g)    Sale Characterization; CGS Transfer Agreement.........................     21
               (h)    Restricted Payments...................................................     21
               (i)    Indebtedness..........................................................     21
               (j)    Prohibited Transactions...............................................     21
               (k)    Investments...........................................................     21
               (l)    Commingling...........................................................     21
               (m)    ERISA.................................................................     22

ARTICLE VI.

        COLLECTIONS AND DISBURSEMENTS.......................................................     22
        Section 6.01. Establishment of Deposit Accounts.....................................     22
               (a)    Cash Management Systems...............................................     22
               (b)    The Blocked Accounts..................................................     22
               (c)    Collection Account....................................................     23
               (d)    Retention Account.....................................................     24
               (e)    Collateral Account....................................................     24
        Section 6.02. Funding of Collection Account.........................................     24
        Section 6.03. Daily Disbursements From the Collection Account and Related Sub-
                      Accounts; Revolving Period............................................     26
        Section 6.04. Disbursements From the Retention Account; Settlement Date Procedures;
                      Revolving Period......................................................     27
        Section 6.05. Liquidation Settlement Procedures.....................................     28
        Section 6.06. Investment of Funds in Accounts.......................................     31
        Section 6.07. Termination Procedures................................................     31

ARTICLE VII.

        SERVICER PROVISIONS.................................................................     32
        Section 7.01. Appointment of the Servicer...........................................     32
        Section 7.02. Duties and Responsibilities of the Servicer...........................     32
        Section 7.03. Collections on Receivables............................................     32
        Section 7.04. Authorization of the Servicer.........................................     33
        Section 7.05. Servicing Fees........................................................     34
        Section 7.06. Covenants of the Servicer.............................................     34
               (a)    Ownership of Transferred Receivables..................................     34
               (b)    Compliance with Credit and Collection Policies........................     34
               (c)    Year 2000.............................................................     34
               (d)    Covenants in Other Related Documents..................................     34
        Section 7.07. Reporting Requirements of the Servicer................................     34

ARTICLE VIII.

        GRANT OF SECURITY INTERESTS..........................................................    35
        Section 8.01.  Seller's Grant of Security Interest...................................    35
        Section 8.02.  Seller's Certification................................................    36
        Section 8.03.  Consent to Assignment.................................................    36
        Section 8.04.  Delivery of Collateral................................................    37
        Section 8.05.  Seller Remains Liable.................................................    37
        Section 8.06.  Covenants of the Seller and the Servicer Regarding the Seller
                       Collateral............................................................    37
               (a)     Offices and Records...................................................    38
               (b)     Access................................................................    38
               (c)     Communication with Accountants........................................    39
               (d)     Collection of Transferred Receivables.................................    39
               (e)     Performance of Seller Assigned Agreements.............................    40

ARTICLE IX.

        TERMINATION EVENTS...................................................................    40
        Section 9.01.  Termination Events....................................................    40
        Section 9.02.  Events of Servicer Termination........................................    43

ARTICLE X.

        REMEDIES.............................................................................    45
        Section 10.01. Actions Upon Termination Event........................................    45
        Section 10.02. Exercise of Remedies..................................................    46
        Section 10.03. Power of Attorney.....................................................    46
        Section 10.04. Continuing Security Interest..........................................    47

ARTICLE XI.

        SUCCESSOR SERVICER PROVISIONS.......................................................     47
        Section 11.01. Servicer Not to Resign...............................................     47
        Section 11.02. Appointment of the Successor Servicer................................     47
        Section 11.03. Duties of the Servicer...............................................     48
        Section 11.04. Effect of Termination or Resignation.................................     48

ARTICLE XII.

        INDEMNIFICATION.....................................................................     48
        Section 12.01. Indemnities by the Seller............................................     48
        Section 12.02. Indemnities by the Servicer..........................................     50

        Section 12.03.  Limitation of Damages; Purchaser Indemnified Persons................     51

ARTICLE XIII.

        OPERATING AGENT AND COLLATERAL AGENT................................................     51
        Section 13.01.  Authorization and Action............................................     51
        Section 13.02.  Reliance............................................................     52
        Section 13.03.  GE Capital and Affiliates...........................................     52

ARTICLE XIV. MISCELLANEOUS..................................................................     53
        Section 14.01.  Notices.............................................................     53
        Section 14.02.  Binding Effect; Assignability.......................................     53
        Section 14.03.  Termination; Survival of Seller Secured Obligations Upon Facility
                        Termination Date....................................................     54
        Section 14.04.  Costs, Expenses and Taxes...........................................     54
        Section 14.05.  Confidentiality.....................................................     56
        Section 14.06.  No Proceedings......................................................     56
        Section 14.07.  Complete Agreement; Modification of Agreement; Intercreditor
                        Agreement...........................................................     56
        Section 14.08.  Amendments and Waivers..............................................     57
        Section 14.09.  No Waiver; Remedies.................................................     57
        Section 14.10.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF
                        JURY TRIAL..........................................................     57
        Section 14.11.  Counterparts........................................................     59
        Section 14.12.  Severability........................................................     59
        Section 14.13.  Section Titles......................................................     59
        Section 14.14.  Limited Recourse....................................................     59
        Section 14.15.  Further Assurances..................................................     59

EXHIBITS
--------
Exhibit 2.02(a)          -      Form of Commitment Reduction Notice
Exhibit 2.02(b)          -      Form of Commitment Termination Notice
Exhibit 2.03(a)          -      Form of Investment Base Certificate
Exhibit 2.03(b)          -      Form of Purchase Request
Exhibit 2.03(c)          -      Form of Repayment Notice
Exhibit 2.04(a)          -      Form of Purchase Assignment
Exhibit 3.01(a)(i)       -      Form of Solvency Certificate
Exhibit 3.01(a)(ii)(A)   -      Form of Bringdown Certificate (Closing)
Exhibit 3.01(a)(ii)(B)   -      Form of Bringdown Certificate (Post-Closing)
Exhibit 3.01(a)(iii)(A   -      Form of Servicer's Certificate (Closing)
Exhibit 3.01(a)(iii)(B)  -      Form of Servicer's Certificate (Post-Closing)
Exhibit 3.01(a)(iv)      -      Form of Monthly Report
Exhibit 10.03            -      Form of Power of Attorney

SCHEDULES
---------
Schedule 4.01(b) Executive Offices; Collateral Locations; Corporate or Other Names; FEIN/Seller
Schedule  4.01(d)            Litigation/Seller
Schedule  4.01(f)            Material Adverse Effect
Schedule 4.01(h) Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness/Seller
Schedule  4.01(i)            Tax Matters/Seller
Schedule  4.01(r)            Deposit and Disbursement Accounts/Seller
Schedule  5.01(b)            Trade Names/Seller
Schedule  5.03(b)            Existing Liens/Seller


ANNEXES
-------
Annex 1                      -      Concentration Limits
Annex 2                      -      Excluded Obligors
    Exhibit A to Annex 2     -      Form of Amending Letter
Annex 3                      -      Determination of "Redwood Yield"
Annex 4                      -      Yield Discount Amount
Annex 5                      -      Collateral Covenants
Annex 5.02(a)                -      Reporting Requirements of the Seller
Annex 5.02(b)                -      Investment Reports
Annex 7.07                   -      Reporting Requirements of the Servicer
Annex X                      -      Definitions
Annex Y                      -      Schedule of Documents

          THIS RECEIVABLES PURCHASE AND SERVICING AGREEMENT ("Agreement") is
                                                              ---------
entered into as of February 10, 1999, by and among GOLF FUNDING CORPORATION, a Delaware corporation (the "Seller"), REDWOOD RECEIVABLES CORPORATION, a Delaware
                           ------
corporation (the "Purchaser"), and CALLAWAY GOLF SALES COMPANY as servicer
                  ---------
hereunder (in such capacity, the "Servicer"), and GENERAL ELECTRIC CAPITAL
                                  --------
CORPORATION, a New York corporation, as operating agent for the Purchaser hereunder (in such capacity, the "Operating Agent") and as collateral agent for
                                  ---------------
the Purchaser and the Purchaser Secured Parties (in such capacity, the "Collateral Agent").
 ----------------

                                    RECITALS
                                    --------

          A. The Seller is a special purpose corporation owned by Callaway Golf Sales Company ("CGS Originator").

          B. The Seller has been formed for the purpose of purchasing, or otherwise acquiring by capital contribution, all trade receivables of the CGS Originator pursuant to the CGS Transfer Agreement.

          C. The Seller intends to sell, and the Purchaser intends to purchase, such trade receivables, from time to time, as described herein.

          D. The Operating Agent has been requested and is willing to act as operating agent on behalf of the Purchaser in connection with the making and financing of such purchases.

          E. In order to effectuate the purposes of this Agreement, the Purchaser desires to appoint Callaway Golf Sales Company to service, administer and collect the receivables acquired by the Purchaser pursuant to this Agreement and Callaway Golf Sales Company is willing to act in such capacity as the Servicer hereunder on the terms and conditions set forth herein.

          F. In order to induce the Purchaser to appoint Callaway Golf Sales as Servicer, the Parent Guarantor has agreed, pursuant to the CGS Transfer Agreement, to guarantee the Servicer's obligations under this Agreement.


                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                         DEFINITIONS AND INTERPRETATION

         Section 1.01. Definitions.  Capitalized terms used herein and not
                       -----------
otherwise defined shall have the meanings ascribed to them in Annex X.
                                                              -------

         Section 1.02. Rules of Construction.  For purposes of this Agreement,
                       ---------------------
the rules of construction set forth in Annex X shall govern.  All Appendices
                                       -------
hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

                                  ARTICLE II.

                         AMOUNTS AND TERMS OF PURCHASES

         Section 2.01. Purchases.  From and after the Closing Date and until the
                       ---------
Facility Termination Date and subject to the terms and conditions hereof, the Purchaser agrees to purchase Transferred Receivables (each such purchase hereunder, a "Purchase") from the Seller from time to time and the Seller agrees
              --------
to sell such Transferred Receivables to the Purchaser. Under no circumstances shall the Purchaser make any Purchase if, after giving effect thereto, a Purchase Excess would exist. The aggregate purchase price for each such Purchase shall equal the Cash Purchase Price plus the Deferred Purchase Price.
                                             ----

         Section 2.02. Optional Changes in Maximum Purchase Limit.
                       ------------------------------------------

          (a) So long as no Incipient Termination Event or Termination Event shall have occurred and be continuing, the Seller may, not more than twice during each calendar year, reduce the Maximum Purchase Limit permanently; provided, that (i) the Seller shall give ten Business Day's prior written notice
--------
of any such reduction to the Purchaser and the Operating Agent substantially in the form of Exhibit 2.02(a) (each such notice, a "Commitment Reduction Notice"),
            ---------------                       ---------------------------
(ii) any partial reduction of the Maximum Purchase Limit shall be in a minimum amount of $5,000,000 or an integral multiple thereof, and (iii) no such reduction shall reduce the Maximum Purchase Limit below Capital Investment at such time.

          (b) The Seller may at any time on at least 90 days' prior written notice by the Seller to the Purchaser and the Operating Agent irrevocably terminate the Maximum Purchase Limit; provided, that (i) such notice of
                                      --------
termination shall be substantially in the form of Exhibit 2.02(b) (the
                                                  ---------------
"Commitment Termination Notice"), and (ii) the Seller shall reduce the Capital
 -----------------------------
Investment to zero and make all payments required by Section 2.03(c) at the time
                                                     ---------------
and in the manner specified therein. Upon such termination, the Seller's right to request that the Purchaser make Purchases hereunder shall simultaneously terminate and the Facility Termination Date shall automatically occur.

          (c)  Intentionally omitted.

          (d) Each written notice required to be delivered pursuant to Sections
                                                                       --------
2.02(a) and (b) shall be irrevocable and shall be effective (i) on the day of
-------     ---
receipt if received by the Purchaser and the Operating Agent not later than 5:00 p.m. (New York time) on any Business Day and (ii) on the immediately succeeding Business Day if received by the Purchaser or the Operating Agent after such time on such Business Day or if any such notice is received on a day other than a Business Day (regardless of the time of day such notice is received). Each such notice of termination or reduction shall specify, respectively, the amount of, or the amount of the proposed reduction in, the Maximum Purchase Limit.

          Section 2.03. Notices Relating to Purchases and Reductions in Capital
                        -------------------------------------------------------
Investment.
----------

          (a) Not later than 12:00 noon (New York time) on the third Business Day of each week, the Seller shall deliver to the Purchaser and the Operating Agent an Officer's Certificate substantially in the form of Exhibit 2.03(a)
                                                            ---------------
(each an "Investment Base Certificate"); provided, that if (i) an Incipient
          ---------------------------    --------
Termination Event or a Termination Event shall have occurred and be continuing or (ii) the Operating Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems the Purchaser's rights or interests in the Transferred Receivables or the Seller Collateral insecure, the Seller shall deliver an Investment Base Certificate to the Purchaser and the Operating Agent at such more frequent intervals as the Operating Agent may request from time to time. Capital Investment Available shall be determined by the Operating Agent based on information related to the Seller Collateral available to it, including (A) any information obtained in connection with any audit or reflected in the most recent Investment Base Certificate or any other Investment Report delivered to the Purchaser and the Operating Agent or (B) any other information that may be available to the Purchaser and the Operating Agent.

          (b) Each Purchase resulting in an increase in Capital Investment shall be made upon the provision of notice by the Seller to the Purchaser and the Operating Agent in the manner provided herein. Any such notice must be given in writing so that it is received no later than 4:00 p.m. (New York time) on the Business Day immediately preceding the proposed Purchase Date set forth therein. Each such notice (a "Purchase Request") shall (i) be substantially in the form
                     ----------------
of Exhibit 2.03(b), (ii) be irrevocable and (iii) specify the amount by which
   ---------------
the Seller wishes the Capital Investment to be increased and the proposed Purchase Date (which shall be a Business Day), and shall include such other information as may be required by the Purchaser and the Operating Agent.

          (c) The Seller may at any time reduce the Capital Investment; provided, that (i) the Seller shall give one Business Day's prior written notice
--------
of any such reduction to the Purchaser and the Operating Agent substantially in the form of Exhibit 2.03(c) (each such notice, a "Repayment Notice"), (ii) each
            ---------------                       ----------------
such notice shall be irrevocable, (iii) each such notice shall specify the amount by which the Seller wishes the Capital Investment to be reduced and the proposed date of such reduction (which shall be a Business Day) and (iv) any such reduction must be accompanied by payment of (A) all Daily Yield accrued on the Capital Investment being reduced through but excluding the date of such reduction and
(B) the costs, if any, required by Section 2.10. Any such notice of reduction
                                   ------------
 must be received by the Purchaser and the Operating Agent no later than 4:00 p.m. (New York time) on the Business Day immediately preceding the date of the proposed reduction in Capital Investment.

           Section 2.04. Conveyance of Receivables.
                         -------------------------

           (a) Purchase Assignment.  On or prior to the Closing Date, the Seller
               -------------------
shall complete, execute and deliver to the Purchaser an assignment substantially in the form of Exhibit 2.04(a) (the "Purchase Assignment") in order to evidence
               ---------------       -------------------
the Purchases.

           (b) Funding of Collection Account; Payment of Purchase Price.
               --------------------------------------------------------

               (i)    Funding of Collection Account by Purchaser.  Following
                      ------------------------------------------
     receipt of any Purchase Request, and subject to satisfaction of the conditions set forth in Section 3.02, the Purchaser shall make available to
                             ------------
     or on behalf of the Seller on the Purchase Date specified therein the lesser of the amount specified in such Purchase Request and Capital Investment Available by depositing such amount in same day funds into the Collection Account.

               (ii)   Payment of Purchase Price.  The Purchaser shall, or shall
                      -------------------------
     cause the Operating Agent to, deposit into the Agent Account on each Business Day during the Revolving Period, in same day funds, all amounts on deposit in the Collection Account that are to be disbursed to or on behalf of the Seller as payment for the Transferred Receivables pursuant to
     Section 6.03.
     ------------

           (c) Vesting of Ownership.  Effective on and as of each Purchase Date,
               --------------------
the Purchaser shall own all Transferred Receivables sold by the Seller hereunder on such Purchase Date. The Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest in such Transferred Receivables. The Seller shall indicate in its Records that ownership of such Transferred Receivables is vested in the Purchaser. In addition, the Seller shall respond to any inquiries with respect to the ownership of any such Transferred Receivable by stating that it is no longer the owner of such Transferred Receivable and that ownership thereof is vested in the Purchaser. The Seller and the Servicer shall hold all Contracts and other documents and incidents relating to such Transferred Receivables in trust for the benefit of the Purchaser, as the owner thereof, and for the sole purpose of facilitating the servicing of such Transferred Receivables. The Seller and the Servicer hereby acknowledge that their retention and possession of such Contracts and documents shall at all times be at the sole discretion of the Purchaser and in a custodial capacity for the Purchaser's benefit only.

           (d) Repurchases of Transferred Receivables.  If the CGS Originator is
               --------------------------------------
required to repurchase Transferred Receivables from the Seller pursuant to
Section 4.04 of the CGS
------------

Transfer Agreement, the Purchaser shall, at the option of the Seller, either sell or reconvey such Transferred Receivables to the Seller (i) for cash or (ii) in exchange for new Eligible Receivables, in each case in an amount equal to the Outstanding Balance of such Transferred Receivables.

          Section 2.05.  Facility Termination Date.  Notwithstanding anything to
                         -------------------------
the contrary set forth herein, the Purchaser shall have no obligation to purchase any additional Transferred Receivables from and after the Facility Termination Date.

           Section 2.06.  Daily Yield.
                          -----------

          (a) The Seller shall pay Daily Yield to the Purchaser in the manner and at the times specified in Sections 6.03, 6.04 and 6.05.
                              -------------  ----     ----

          (b) Notwithstanding the foregoing, the Seller shall pay interest at the applicable Daily Yield Rate on unpaid Daily Yield and on any other amount payable by the Seller hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is paid in full.

           Section 2.07.  Fees.
                          ----

          (a) On or prior to the Closing Date, the Seller shall pay to the Purchaser the fees set forth in the Fee Letter.

          (b) On each Settlement Date, the Seller shall pay to the Servicer or to the Successor Servicer, as applicable, the Servicing Fee or the Successor Servicing Fees and Expenses, respectively, in each case to the extent of available funds therefor as provided in Section 6.04.
                                        ------------

           Section 2.08.  Time and Method of Payments.
                          ---------------------------

          (a) Subject to the provisions of Sections 6.02, 6.03, 6.04 and 6.05,
                                           -------------  ----  ----     ----
all payments in reduction of Capital Investment and all payments of yield, fees and other amounts payable by the Seller hereunder shall be made in Dollars, in immediately available funds, to the Purchaser not later than 12:00 noon (New York time) on the due date therefor. Any such payment made on such date but after such time shall be deemed to have been made on, and Daily Yield shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any such payment becomes due on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day and Daily Yield thereon shall be payable during such extension.

          (b) Any and all payments by the Seller hereunder shall be made in accordance with this Section 2.08 without setoff or counterclaim and free and
                     ------------
clear of and without deduction
for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, excluding taxes imposed on or measured by the net income of any Affected Party by the jurisdictions under the laws of which any such Affected Party is organized or by any political subdivisions thereof (such non-excluded taxes, levies, imposts, deductions, charges and withholdings being "Indemnified
                                                                    -----------
Taxes"). If the Seller shall be required by law to deduct any Indemnified
-----
Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.08) the Affected Party entitled to receive any such payment
     ------------
receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Seller shall make such deductions, and (iii) the Seller shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within 30 days after the date of any payment of Indemnified Taxes, the Seller shall furnish to the Operating Agent the original or a certified copy of a receipt evidencing payment thereof. The Seller shall indemnify any Affected Party from and against, and, within ten days of demand therefor, pay any Affected Party for, the full amount of taxes (together with any taxes imposed by any jurisdiction on amounts payable under this Section 2.08) paid by such Affected Party and any liability (including
     ------------
penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such taxes were correctly or legally asserted.

          (c) The Purchaser shall obtain from each Liquidity Lender organized under the laws of a jurisdiction other than the United States or any state thereof (a "Foreign Lender") as to which payments to be made under this
            --------------
Agreement are exempt from United States withholding tax under an applicable statute or tax treaty a properly completed and executed IRS Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the IRS or the United States certifying as to such Foreign Lender's entitlement to such exemption (a "Certificate of Exemption"). The Operating Agent shall obtain a
              ------------------------
Certificate of Exemption from any foreign Person that seeks to become a Liquidity Lender prior to the foreign Person becoming a Liquidity Lender. No foreign Person may become a Liquidity Lender if such Person is unable to deliver a Certificate of Exemption.

           Section 2.09.  Capital Requirements; Additional Costs.
                          --------------------------------------

           (a) If the Operating Agent on behalf of any Affected Party shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by such Affected Party with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law) from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Affected Party against commitments made by it under this Agreement, any other Related Document or any Program Document and thereby reducing the rate of return on such Affected Party's capital as a consequence of its commitments hereunder or thereunder, then the Seller shall from time to time upon demand by the Operating Agent pay to the Collateral

Agent on behalf of such Affected Party additional amounts sufficient to compensate such Affected Party for the Seller's Share of such reduction together with interest thereon from the date of any such demand until payment in full at the Daily Yield Rate. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by the Operating Agent to the Seller shall be final, binding and conclusive on the parties hereto (absent manifest error) for all purposes.

          (b) If, due to any Regulatory Change, there shall be any increase in the cost to any Affected Party of agreeing to make or making, funding or maintaining any commitment hereunder, under any other Related Document or under any Program Document, including with respect to any Purchases, Capital Investment, LOC Draws or Liquidity Loans, or any reduction in any amount receivable by such Affected Party hereunder or thereunder, including with respect to any Purchases, Capital Investment, LOC Draws or Liquidity Loans (any such increase in cost or reduction in amounts receivable are hereinafter referred to as "Additional Costs"), then the Seller shall, from time to time
                ----------------
upon demand by the Operating Agent, pay to the Collateral Agent on behalf of such Affected Party additional amounts sufficient to compensate such Affected Party for the Seller's Share of such Additional Costs together with interest thereon from the date demanded until payment in full thereof at the Daily Yield Rate; provided that the demand is made within 180 days after the incurrence of
      --------
such Additional Costs (unless such adoption, change or compliance arose or became effective retrospectively, in which case such Affected Party shall not be limited to such 180 day period so long as the Affected Party has given notice to the Seller pursuant to Section 2.09(c) not later than 180 days from the date
                       ---------------
such adoption, change or compliance became applicable to the Affected Party). Such Affected Party agrees that, as promptly as practicable after it becomes aware of any circumstance referred to above that would result in any such Additional Costs, it shall, to the extent not inconsistent with its internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by the Seller pursuant to this Section 2.09(b).
     ---------------

          (c) Determinations by any Affected Party for purposes of this Section
                                                                        -------
2.09 of the effect of any Regulatory Change on its costs of making, funding or
----
maintaining any commitments hereunder, under any other Related Document or under any Program Document or on amounts receivable by it hereunder or thereunder or of the additional amounts required to compensate such Affected Party in respect of any Additional Costs shall be set forth in a written notice to the Seller in reasonable detail and shall be final, binding and conclusive on the Seller (absent manifest error) for all purposes.

          (d) Within fifteen (15) Business Days after receipt by the Seller of written notice and demand from any Affected Party which is a Liquidity Lender (an "Affected Lender") for payment of additional amounts or increased costs as
     ---------------
provided in Section 2.08(b), 2.09(a) or 2.09(b), the Seller may, at its option,
            ---------------  -------    -------
notify the Operating Agent and such Affected Lender of its intention to replace the Affected Lender. So long as no Incipient Termination Event, Termination Event, Incipient Servicer Termination Event or Servicer Termination Event shall have occurred and be continuing, the Seller, with the consent of the Operating Agent, may obtain, at the Seller's expense, a replacement Lender ("Replacement Lender") for the Affected Lender,
                                ------------------
which Replacement Lender must be satisfactory to the Operating Agent in its sole discretion. If the Seller obtains a Replacement Lender within ninety (90) days following notice of its intention to do so, the Affected Lender shall be unconditionally obligated to sell, transfer and assign its Loans and Commitments to such Replacement Lender for an amount equal to the principal balance of all Loans held by the Affected Lender and all accrued interest and Fees with respect thereto through the date of such sale, provided that the Seller shall have
                                       --------
reimbursed such Affected Lender for the additional amounts or increased costs that it is entitled to receive under this Agreement through the date of such sale and assignment. Notwithstanding the foregoing, the Seller shall not have the right to obtain a Replacement Lender if the Affected Lender rescinds its demand for increased costs or additional amounts within fifteen (15) days following its receipt of the Seller's notice of intention to replace such Affected Lender. Furthermore, if the Seller gives a notice of intention to replace and does not so replace such Affected Lender within ninety (90) days thereafter, the Seller's rights under this Section 2.09(d) shall terminate and
                                           ---------------
the Seller shall promptly pay all increased costs or additional amounts demanded by such Affected Lender pursuant to Sections 2.08(b), 2.09(a) and 2.09(b).
                                    ----------------  -------     -------

          Section 2.10.  Breakage Costs.  The Seller shall pay to the Collateral
                         --------------
Agent for the account of the Purchaser, upon request of the Purchaser, such amount or amounts as shall compensate the Purchaser for any loss, cost or expense incurred by the Purchaser (as determined by the Purchaser) as a result of any reduction by the Seller in Capital Investment (and accompanying loss of Daily Yield thereon) other than on the maturity date of the Commercial Paper (or other financing source) funding such Capital Investment, which compensation shall include an amount equal to any loss or expense incurred by the Purchaser during the period from the date of such reduction to (but excluding) the maturity date of such Commercial Paper (or other financing source) if the rate of interest obtainable by the Purchaser upon the redeployment of funds in an amount equal to such reduction is less than the interest rate applicable to such Commercial Paper (or other financing source)(any such loss, cost or expense referred to collectively herein as "Breakage Costs"). The determination by the
                                    --------------
Purchaser of the amount of any such loss or expense shall be set forth in a written notice to the Seller in reasonable detail and shall be final, binding and conclusive on the Seller (absent manifest error) for all purposes.

          Section 2.11.  Purchase Excess.  On each Business Day during the
                         ---------------
Revolving Period and after completion of the disbursements specified in Section
                                                                        -------
6.03, the Operating Agent shall notify the Seller and the Servicer of any
----
Purchase Excess on such day, and the Seller shall deposit the amount of such Purchase Excess in the Collection Account by 12:00 noon (New York time) on the immediately succeeding Business Day.

                                  ARTICLE III

                              CONDITIONS PRECEDENT

         Section 3.01.  Conditions to Effectiveness of Agreement.  The Purchaser
                        ----------------------------------------
shall not be obligated to purchase Transferred Receivables hereunder on the occasion of the initial Purchase, nor shall the Purchaser, the Operating Agent or the Collateral Agent be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing by, the Purchaser and the Operating
Agent:

         (a) Purchase Agreement; Other Related Documents.  This Agreement or
             -------------------------------------------
counterparts hereof shall have been duly executed by, and delivered to, the parties hereto and the Purchaser and the Operating Agent shall have received such other documents, instruments, agreements and legal opinions as the Purchaser and the Operating Agent shall request in connection with the transactions contemplated by this Agreement, including all those listed in the Schedule of Documents, each in form and substance satisfactory to the Purchaser and the Operating Agent.

         (b) Governmental Approvals.  The Purchaser and the Operating Agent
             ----------------------
shall have received (i) satisfactory evidence that the Seller and the Servicer have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Related Documents and the consummation of the transactions contemplated hereby or thereby or (ii) an Officer's Certificate from each of the Seller and the Servicer in form and substance satisfactory to the Purchaser and the Operating Agent affirming that no such consents or approvals are required.

         (c) Compliance with Laws.  The Seller and the Servicer shall be in
             --------------------
compliance in all material respects with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in

Section 5.01(a).
---------------

         (d) Payment of Fees.  The Seller shall have paid all fees required to
             ---------------
be paid by it on the Closing Date, including all fees required hereunder and under the Fee Letter, and shall have reimbursed the Purchaser for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Related Documents, including the Purchaser's legal, rating agency and audit expenses, and other document preparation costs.

         (e) Credit Facility Conditions.  The initial funding of loans under
             --------------------------
the Credit Facility shall have occurred.

         (f) Confirmation of Commercial Paper Ratings.  The Operating Agent
             ----------------------------------------
shall have received written confirmation from each Rating Agency that the then current rating of the Commercial Paper shall not be withdrawn or downgraded after giving effect to this Agreement and the transactions contemplated thereby.

         Section 3.02.  Conditions Precedent to All Purchases.  The Purchaser
                        -------------------------------------
shall not be obligated to purchase Transferred Receivables hereunder on any Purchase Date if, as of the date thereof:

          (a) any representation or warranty of the Seller or the Servicer contained herein or in any of the other Related Documents shall be untrue or incorrect as of such date, either before or after giving effect to the Purchase of Transferred Receivables on such date and to the application of the proceeds therefrom, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement;

          (b) any event shall have occurred, or would result from the Purchase of Transferred Receivables on such Purchase Date or from the application of the proceeds therefrom, that constitutes an Incipient Termination Event, a Termination Event, an Incipient Servicer Termination Event or an Event of Servicer Termination;

          (c) the Facility Termination Date shall have occurred;

          (d) either before or after giving effect to such Purchase and to the application of the proceeds therefrom, a Purchase Excess would exist;

          (e) the CGS Originator, the Seller or the Servicer shall fail to have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Purchaser and the Operating Agent, (i) as the Purchaser or the Operating Agent may reasonably request, or (ii) within a reasonable time as the Rating Agency may request; or

          (f) the Operating Agent or the Collateral Agent shall have determined that any event or condition has occurred that has had, or could reasonably be expected to have or result in, a Material Adverse Effect.

          The delivery by the Seller of a Purchase Request and the acceptance by the Seller of the purchase price for any Transferred Receivables on any Purchase Date shall be deemed to constitute, as of any such Purchase Date, a representation and warranty by the Seller that the conditions in this Section
                                                                      -------
3.02 have been satisfied.
----

                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

          Section 4.01.  Representations and Warranties of the Seller.  To
                         --------------------------------------------
induce the Purchaser to purchase the Transferred Receivables and each of the Operating Agent and the Collateral Agent to take any action hereunder, the Seller makes the following representations and warranties to the Purchaser, the Operating Agent and the Collateral Agent, each and all of which shall survive the execution and delivery of this Agreement.

          (a) Corporate Existence; Compliance with Law.  The Seller (i) is a
              ----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its charter and bylaws; and
(vi) subject to specific representations set forth herein regarding ERISA, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (b) Executive Offices; Collateral Locations; Corporate or Other Names;
              ------------------------------------------------------------------
FEIN. As of the Closing Date, the current location of the Seller's chief
----
executive office, principal place of business, other offices, the warehouses and premises within which any Seller Collateral is stored or located, and the locations of its records concerning the Seller Collateral (including originals of the Seller Assigned Agreements) are set forth in Schedule 4.01(b) and none of
                                                    ----------------
such locations has changed within the past 12 months (or such shorter time as the Seller has been in existence). During the prior five years (or such shorter time as the Seller has been in existence), except as set forth in Schedule
                                                                  --------
4.01(b), the Seller has not been known as or used any corporate, fictitious or
-------
trade name.  In addition, Schedule 4.01(b) lists the federal employer
                          ----------------
identification number of the Seller.

          (c) Corporate Power, Authorization, Enforceable Obligations.  The
              -------------------------------------------------------
execution, delivery and performance by the Seller of this Agreement and the other Related Documents to which it is a party, the creation and perfection of all Liens and ownership interests provided for therein and, solely with respect to clause (vii) below, the exercise by each of the Seller, the Purchaser, the
   ------------
Operating Agent or the Collateral Agent of any of its rights and remedies under any Related Document to which it is a party: (i) are within such Person's corporate power; (ii) have been duly authorized by all necessary or proper corporate and shareholder action; (iii) do not contravene any provision of such Person's charter or bylaws; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person or the CGS Originator is a party or by which such Person or the CGS Originator or any of the property of such Person or the CGS Originator is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of such Person or the CGS Originator; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 3.01(b), all of which will have been
                                    ---------------
duly obtained, made or complied with prior to the Closing Date. On or prior to the Closing Date, each of the Related Documents to which the Seller is a party shall have been duly executed and delivered by the Seller and each such Related Document shall then constitute a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms.

          (d) No Litigation.  No Litigation is now pending or, to the knowledge
              -------------
of the Seller, threatened against the Seller that (i) challenges the Seller's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the transfer, sale, pledge or contribution of any Receivable or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents, or (iii) has a reasonable risk of being determined adversely to the Seller and that, if so determined, could have a Material Adverse Effect. Except as set forth on Schedule 4.01(d), as of the Closing Date there is no Litigation
                ----------------
pending or threatened that seeks damages or injunctive relief against, or alleges criminal misconduct by, the Seller.

          (e) Solvency.  Both before and after giving effect to (i) the
              --------
transactions contemplated by this Agreement and the other Related Documents and
(ii) the payment and accrual of all transaction costs in connection with the foregoing, the Seller is and will be Solvent.

          (f) Material Adverse Effect.  Between the date of its formation and
              -----------------------
the Closing Date, (i) the Seller has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered into by the Seller or has become binding upon the Seller's assets and no law or regulation applicable to the Seller has been adopted that has had or could reasonably be expected to have a Material Adverse Effect and (iii) the Seller is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Seller is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Between December 31, 1997 and the Closing Date, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect, other than as listed on Schedule 4.01(f).
                                        ----------------

          (g) Ownership of Property; Liens.  As of the Closing Date, no
              ----------------------------
Transferred Receivable is subject to any Adverse Claim, none of the other properties and assets of the Seller are subject to any Adverse Claims other than Permitted Encumbrances, and there are no facts, circumstances or conditions known to the Seller that may result in (i) with respect to the Transferred Receivables, any Adverse Claims (including Adverse Claims arising under Environmental Laws) and (ii) with respect to its other properties and assets, any Adverse Claims (including Adverse Claims arising under Environmental Laws) other than Permitted Encumbrances. The Seller has received all assignments, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Seller's right, title and interest in and to the Transferred Receivables and its other properties and assets. The Liens granted to the Purchaser pursuant to Section
                                                                       -------
8.01 will at all times be fully perfected first priority Liens in and to the
----
Seller Collateral.

          (h) Ventures, Subsidiaries and Affiliates; Outstanding Stock and
              ------------------------------------------------------------
Indebtedness. Except as set forth in Schedule 4.01(h), the Seller has no
------------                         ----------------
Subsidiaries, is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person. All of the issued and outstanding Stock of the Seller is owned by each of the Stockholders in the amounts set forth on Schedule 4.01(h). There are no outstanding rights to
                     ----------------
purchase, options, warrants or similar rights or agreements pursuant to which the Seller may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries. All outstanding Debt of the Seller as of the Closing Date is described in Section 5.03(i).
             ---------------

          (i) Taxes.  All tax returns, reports and statements, including
              -----
information returns, required by any Governmental Authority to be filed by the Seller have been filed with the appropriate Governmental Authority and all Charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding Charges or other amounts being contested in accordance with Section 5.01(e). Proper and
                                                 ---------------
accurate amounts have been withheld by the Seller from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities. Schedule 4.01(i) sets forth as of the
                                      ----------------
Closing Date (i) those taxable years for which the Seller's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and (ii) any assessments or threatened assessments in connection with any such audit or otherwise currently outstanding. Except as described on
Schedule 4.01(i), the Seller has not executed or filed with the IRS or any other
----------------
Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges.
The Seller is not liable for any Charges: (A) under any agreement (including any tax sharing agreements) or (B) to the best of the Seller's knowledge, as a transferee. As of the Closing Date, the Seller has not agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, that would have a Material Adverse Effect.

          (j) Full Disclosure.  No information contained in this Agreement, any
              ---------------
Investment Base Certificate or any of the other Related Documents, or any written statement furnished by or on behalf of the Seller to the Purchaser, the Operating Agent or the Collateral Agent pursuant to the terms of this Agreement or any of the other Related Documents contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

          (k) ERISA.  The Seller is in compliance with ERISA and has not
              -----
incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the PBGC under ERISA.

          (l) Brokers.  No broker or finder acting on behalf of the Seller was
              -------
employed or utilized in connection with this Agreement or the other Related Documents or the transactions contemplated hereby or thereby and the Seller has no obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

          (m) Margin Regulations.  The Seller is not engaged in the business of
              ------------------
extending credit for the purpose of "purchasing" or "carrying" any "margin security," as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). The Seller owns no Margin Stock, and no
                       ------------
portion of the proceeds of the purchase price for Transferred Receivables sold hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Debt that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. The Seller will not take or permit to be taken any action that might cause any Related Document to violate any regulation of the Federal Reserve Board.

          (n) Nonapplicability of Bulk Sales Laws.  No transaction contemplated
              -----------------------------------
by this Agreement or any of the Related Documents requires compliance with any bulk sales act or similar law.

          (o) Securities Act and Investment Company Act Exemptions.  Each
              ----------------------------------------------------
purchase of Transferred Receivables under this Agreement will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act.

          (p) Government Regulation.  The Seller is not an "investment company"
              ---------------------
or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The Purchase of the Transferred Receivables by the Purchaser hereunder, the application of the proceeds thereof and the consummation of the transactions contemplated by this Agreement and the other Related Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

          (q) Nonconsolidation.  The Seller is operated in such a manner that
              ----------------
the separate corporate existence of the Seller and each member of the Parent Group would not be disregarded in the event of the bankruptcy or insolvency of any member of the Parent Group and, without limiting the generality of the foregoing:

              (i) the Seller is a limited purpose corporation whose activities are restricted in its certificate or articles of incorporation to those activities expressly permitted hereunder and under the other Related Documents and the Seller has not engaged, and does not presently engage, in any activity other than those activities expressly permitted hereunder and under the other Related Documents, nor has the Seller entered into any agreement other than this Agreement, the other Related Documents to which it is a party and, with the prior written consent of the Purchaser, the Operating Agent and the Collateral Agent, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

               (ii) no member of the Parent Group or any individual acting as an officer of any such member (and not acting as an officer of the Seller) is or has been involved in the day-to-day management of the Seller;

               (iii) other than the purchase and acceptance through capital contribution of Transferred Receivables, the making of GFC Loans pursuant to the CGS Transfer Agreement, the payment of dividends and the return of capital to the Stockholder Originator, the payment of Servicing Fees to the Servicer under this Agreement, and the transactions contemplated under the Ancillary Services and Lease Agreement, the Seller engages and has engaged in no intercorporate transactions with any member of the Parent Group;

               (iv) the Seller maintains corporate records and books of account separate from that of each member of the Parent Group, holds regular corporate meetings and otherwise observes corporate formalities and has a business office separate from that of each member of the Parent Group;

               (v) the financial statements and books and records of the Seller and the CGS Originator reflect the separate corporate existence of the Seller;

               (vi) (A) the Seller maintains its assets separately from the assets of each member of the Parent Group (including through the maintenance of separate bank accounts and except for any Records to the extent necessary to assist the Servicer in connection with the servicing of the Transferred Receivables), (B) the Seller's funds (including all money, checks and other cash proceeds) and assets, and records relating thereto, have not been and are not commingled with those of any member of the Parent Group and (C) under applicable law, the separate creditors of the Seller will be entitled to be satisfied out of the Seller's assets prior to any value in the Seller becoming available to the Seller's Stockholders;

               (vii) except as otherwise expressly permitted hereunder, under the other Related Documents and under the Seller's organizational documents, no member of the Parent Group (A) pays the Seller's expenses,
     (B) guarantees the Seller's obligations, or (C) advances funds to the Seller for the payment of expenses or otherwise;

               (viii) all business correspondence and other communications of the Seller are conducted in the Seller's own name, on its own stationery and through a separately-listed telephone number;

               (ix) the Seller does not act as agent for any member of the Parent Group, but instead presents itself to the public as a corporation separate from each such member and independently engaged in the business of purchasing and financing Receivables;

               (x)     the Seller maintains at least two independent directors
     (A) each of whom (1) is not a Stockholder (whether direct, indirect or beneficial), customer or supplier of any member of the Parent Group; (2) is not a director, officer, employee, affiliate or associate of any of the Seller's Affiliates; (3) is not a person related to any person referred to in clauses (1) or (2); (4) is not a trustee, conservator or receiver for any member of the Parent Group; and (B) at least one of whom has (1) prior experience as an independent director for a corporation whose charter documents required the unanimous consent of all independent directors thereof before such corporation could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (2) at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreement or securities; and

               (xi) the bylaws or the certificate or articles of incorporation of the Seller require (A) the affirmative vote of each independent director before a voluntary petition under Section 301 of the Bankruptcy Code may be filed by the Seller, (B) the Seller to maintain (1) correct and complete books and records of account and (2) minutes of the meetings and other proceedings of its Stockholders and board of directors.

          (r)  Deposit and Disbursement Accounts.  Schedule 4.01(r) lists all
               ---------------------------------   ----------------
banks and other financial institutions at which the Seller maintains deposit or other bank accounts as of the Closing Date, including any Blocked Accounts, and such schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

           (s) Transferred Receivables.
               -----------------------

               (i) Transfers.  Each Transferred Receivable was purchased by or
                   ---------
     contributed to the Seller on the relevant Transfer Date pursuant to the CGS Transfer Agreement.

               (ii)  Eligibility.  Each Transferred Receivable designated as an
                     -----------
     Eligible Receivable in each Investment Base Certificate constitutes an Eligible Receivable as of the date of such Investment Base Certificate.

               (iii) No Material Adverse Effect.  The Seller has no knowledge of
                     --------------------------
     any fact (including any defaults by the Obligor thereunder on any other Receivable) that would cause it or should have caused it to expect that any payments on each Transferred Receivable designated as an Eligible Receivable in any Investment Base Certificate will not be paid in full when due or to expect any other Material Adverse Effect.

               (iv)  Nonavoidability of Transfers.  The Seller shall (A) have
                     ----------------------------
     received each Contributed Receivable as a contribution to the capital of the Seller by the CGS Originator and (B) (1) have purchased each Sold Receivable from the CGS Originator for cash consideration and (2) have accepted assignment of any Eligible Receivables transferred pursuant to clause (b) of Section 4.04 of the CGS Transfer Agreement, in each case in
     ----------    ------------
     an amount that constitutes fair consideration and reasonably equivalent value therefor. Each Sale of a Sold Receivable effected pursuant to the terms of the CGS Transfer Agreement shall not have been made for or on account of an antecedent debt owed by the CGS Originator thereof to the Seller and no such Sale is or may be avoidable or subject to avoidance under any bankruptcy laws, rules or regulations.

          (t)  Representations and Warranties in Other Related Documents.  Each
               ---------------------------------------------------------
of the representations and warranties of the Seller contained in the Related Documents (other than this Agreement) is true and correct in all respects and the Seller hereby makes each such representation and warranty to, and for the benefit of, the Purchaser, the Operating Agent and the Collateral Agent as if the same were set forth in full herein.

          (u)  Year 2000.  The Parent Guarantor, on behalf of the Seller, has
               ---------
adopted a Year 2000 Corrective Plan, copies of which have been delivered to the Operating Agent.

          Section 4.02. Representations and Warranties of the Servicer.  To
                        ----------------------------------------------
induce the Purchaser to purchase the Transferred Receivables and each of the Operating Agent and the Collateral Agent to take any action required to be performed by it hereunder, the Servicer represents and warrants to the Purchaser, the Operating Agent and the Collateral Agent, which representation and warranty shall survive the execution and delivery of this Agreement, that each of the representations and warranties of the Servicer (whether made by the Servicer in its capacity as the CGS Originator or as the Servicer) contained in any Related Document is true and correct and, if made by the Servicer in its capacity as the CGS Originator, applies with equal force to the Servicer in its capacity as the Servicer, and the Servicer hereby makes each such representation and warranty to, and for the benefit of, the Purchaser, the Operating Agent and the Collateral Agent as if the same were set forth in full herein. The Servicer represents and warrants that on behalf of the Servicer the Parent Guarantor has adopted a Year 2000 Corrective Plan, copies of which have been delivered to the Operating Agent.

                                   ARTICLE V.

                        GENERAL COVENANTS OF THE SELLER

          Section 5.01.  Affirmative Covenants of the Seller.  The Seller
                         -----------------------------------
covenants and agrees that from and after the Closing Date and until the Termination Date:

          (a) Compliance with Agreements and Applicable Laws.  The Seller shall
              ----------------------------------------------
perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it and the Transferred Receivables, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Seller shall comply in all material respects with the Credit and Collection Policies with respect to each Transferred Receivable and the Contract therefor.

          (b) Maintenance of Existence and Conduct of Business.  The Seller
              ------------------------------------------------
shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises;
(ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and in accordance with (1) the terms of its certificate of incorporation and bylaws, and (2) Sections 4.01(q) and (r); (iii)
                                                 ----------------     ---
at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, including all licenses, permits, charters and registrations, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (iv) transact business only in such corporate and trade names as are set forth in Schedule 5.01(b).
                          ----------------

          (c) Deposit of Collections.  On or prior to the Closing Date, the
              ----------------------
Seller will establish and will maintain until the Termination Date the Cash Management Systems. The Seller shall deposit or cause to be deposited promptly into a Blocked Account, and in any event no later than the first Business Day after receipt thereof, all Collections it may receive with respect to any Transferred Receivable.

          (d) Use of Proceeds.  The Seller shall utilize the proceeds of the
              ---------------
Purchases made hereunder solely for (i) the purchase of Receivables from the CGS Originator pursuant to the CGS Transfer Agreement, (ii) the payment of dividends to its Stockholders, (iii) the making of GFC Loans, and (iv) the payment of administrative fees or Servicing Fees or expenses to the Servicer or routine administrative or operating expenses, in each case only as expressly permitted by and in accordance with the terms of this Agreement and the other Related Documents.

           (e) Payment, Performance and Discharge of Obligations.
               -------------------------------------------------

               (i)  Subject to Section 5.01(e)(ii), the Seller shall pay,
                               -------------------
     perform and discharge or cause to be paid, performed and discharged promptly all charges payable by it, including (A) charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all charges with respect to tax, social security and unemployment withholding with respect to its employees, and (B) lawful claims for labor, materials, supplies and services or otherwise before any thereof shall become past due.

               (ii) The Seller may in good faith contest, by appropriate proceedings, the validity or amount of any charges or claims described in
     Section 5.01(e)(i); provided, that (A) adequate reserves with respect to
     ------------------  --------
     such contest are maintained on the books of the Seller, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Seller Collateral becomes subject to forfeiture or loss as a result of such contest, (D) no Lien shall be imposed to secure payment of such charges or claims other than inchoate tax liens and (E) the Purchaser, the Operating Agent or the Collateral Agent has not advised the Seller in writing that such Affected Party reasonably believes that nonpayment or nondischarge thereof could have or result in a Material Adverse Effect.

           (f) ERISA.  The Seller shall give the Operating Agent prompt written
               -----
notice of any event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

           (g) Year 2000.  On or before June 30, 1999, the Seller shall have
               ---------
completed and delivered to the Operating Agent a Year 2000 Assessment. On or prior to September 30, 1999, the Seller shall complete Year 2000 Corrective Actions. On or before September 30, 1999, the Seller shall (i) complete Year 2000 Implementation Testing and (ii) shall eliminate all Year 2000 Problems by September 30, 1999, except where the failure to correct the same could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

           Section 5.02.  Reporting Requirements of the Seller.
                          ------------------------------------

           (a) The Seller hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to the Purchaser, the Operating Agent, the Collateral Agent and, in the case of Paragraph (f) therein only, to the Rating Agencies, the financial statements,
-------------
notices and other information at the times, to the Persons and in the manner set forth in Annex 5.02(a).
         -------------

           (b) The Seller hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to the Purchaser, the Operating Agent and the Collateral Agent the Investment Reports (including Investment Base Certificates) at the times, to the Persons and in the manner set forth in Annex 5.02(b).
                    -------------

          Section 5.03.  Negative Covenants of the Seller.  The Seller covenants
                         --------------------------------
and agrees that, without the prior written consent of the Purchaser, the Operating Agent and the Collateral Agent, from and after the Closing Date until the Termination Date:

          (a) Sale of Stock and Assets.  The Seller shall not sell, transfer,
              ------------------------
convey, assign or otherwise dispose of, or assign any right to receive income in respect of, any of its properties or other assets, including its capital Stock (whether in a public or a private offering or otherwise), any Transferred Receivable or Contract therefor or any of its rights with respect to any Blocked Account, the Collection Account, the Retention Account or any other deposit account in which any Collections of any Transferred Receivable are deposited except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

          (b) Liens.  The Seller shall not create, incur, assume or permit to
              -----
exist (i) any Adverse Claim on or with respect to its Transferred Receivables or
(ii) any Adverse Claim on or with respect to its other properties or assets (whether now owned or hereafter acquired) except for the Liens set forth in
Schedule 5.03(b) and other Permitted Encumbrances.  In addition, the Seller
----------------
shall not become a party to any agreement, note, indenture or instrument or take any other action that would prohibit the creation of a Lien on any of its properties or other assets in favor of the Purchaser as additional collateral for the Seller Secured Obligations, except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

          (c) Modifications of Receivables or Contracts.  The Seller shall not
              -----------------------------------------
extend, amend, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of any Transferred Receivable or amend, modify or waive any term or condition of any Contract related thereto; provided, that the Seller may
                                           --------
authorize the Servicer to take such actions as are expressly permitted by the terms of any Related Document or the Credit and Collection Policies. The Seller shall not amend, waive or modify any term of the Credit and Collection Policies without the prior written consent of the Operating Agent.

          (d) Changes in Instructions to Obligors.  The Seller shall not make
              -----------------------------------
any change in its instructions to Obligors regarding the deposit of Collections with respect to the Transferred Receivables.

          (e) Capital Structure and Business.  The Seller shall not (i) make any
              ------------------------------
changes in any of its business objectives, purposes or operations that could have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described on Schedule 4.01(h), including the issuance of any shares
                          ----------------
of Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock, or (iii) amend its certificate or articles of incorporation or bylaws. The Seller shall not engage in any business other than the businesses currently engaged in by it.

          (f) Mergers, Subsidiaries, Etc.  The Seller shall not directly or
              ---------------------------
indirectly, by operation of law or otherwise, (i) form or acquire any Subsidiary, or (ii) merge with, consolidate with, acquire all or substantially all of the assets or capital Stock of, or otherwise combine with or acquire, any Person.

          (g)  Sale Characterization; CGS Transfer Agreement.  The Seller shall
               ---------------------------------------------
not make statements or disclosures, prepare any financial statements or in any other respect account for or treat the transactions contemplated by the CGS Transfer Agreement (including for accounting, tax and reporting purposes) in any manner other than (i) with respect to each Sale of each Sold Receivable effected pursuant to the CGS Transfer Agreement, as a true sale and absolute assignment of the title to and sole record and beneficial ownership interest of the Transferred Receivables by the CGS Originator to the Seller and (ii) with respect to each contribution of Contributed Receivables thereunder, as an increase in the stated capital of the Seller.

          (h)  Restricted Payments.  Except for the GFC Loans, the Seller shall
               -------------------
not enter into any lending or borrowing transaction with any other Person. The Seller shall not at any time (i) advance credit to any Person (including GFC Loans to the CGS Originator) or (ii) declare any dividends, repurchase any Stock, return any capital, or make any other payment or distribution of cash or other property or assets in respect of the Seller's Stock if, after giving effect to any such advance or distribution, a Purchase Excess would exist or a Termination Event would otherwise result therefrom.

          (i)  Indebtedness.  The Seller shall not create, incur, assume or
               ------------
permit to exist any Debt, except (i) Debt of the Seller to any Affected Party, Purchaser Indemnified Person, the Servicer or any other Person expressly permitted by this Agreement or any other Related Document, (ii) deferred taxes,
(iii) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law, and (iv) indorser liability in connection with the indorsement of negotiable instruments for deposit or collection in the ordinary course of business.

          (j)  Prohibited Transactions.  The Seller shall not enter into, or
               -----------------------
be a party to, any transaction with any Person except as expressly permitted hereunder or under any other Related Document.

          (k)  Investments.  Except as otherwise expressly permitted hereunder
               -----------
or under the other Related Documents, the Seller shall not make any investment in, or make or accrue loans or advances of money to, any Person, including any Stockholder, director, officer or employee of the Seller or any of the Parent Guarantor's other Subsidiaries, through the direct or indirect lending of money, holding of securities or otherwise, except with respect to Transferred Receivables, GFC Loans and Permitted Investments.

          (l)  Commingling.  The Seller shall not deposit or permit the deposit
               -----------
of any funds that do not constitute Collections of Transferred Receivables into any Blocked Account.

          (m)  ERISA.  The Seller shall not, and shall not cause or permit any
               -----
of its ERISA Affiliates to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

                                  ARTICLE VI.

                         COLLECTIONS AND DISBURSEMENTS

          Section 6.01.  Establishment of Deposit Accounts.
                         ---------------------------------

          (a)  Cash Management Systems.  On or prior to the Closing Date, Seller
               -----------------------
will establish and will maintain until the Termination Date, the cash management systems described in this Section 6.01.
                          ------------

           (b) The Blocked Accounts.
               --------------------

               (i) On or before the Closing Date and until the Termination Date, the Seller shall have established deposit accounts (the "Blocked Accounts") at the banks designated on Schedule 4.01(r) (each such bank a
                                           ----------------
     "Deposit Bank"). The Seller agrees that prior to the Facility Termination Date the Operating Agent, and from and after the Facility Termination Date the Collateral Agent, shall have exclusive dominion and control of each Blocked Account and all monies, instruments and other property from time to time on deposit therein. The Seller shall not make or cause to be made, or have any ability to make or cause to be made, any withdrawals from any Blocked Account except as provided in Section 6.01(b)(ii).
                                           -------------------

               (ii) The Seller and the Servicer have instructed all existing Obligors of Transferred Receivables and shall instruct all future Obligors of such Receivables, to make payments in respect thereof only (A) by check or money order delivered to the Servicer's offices or to one or more Blocked Accounts under the control of the Operating Agent or (B) by wire transfer or moneygram directly to a Blocked Account. Schedule 4.01(r)
                                                          ----------------
     lists all Blocked Accounts and all Deposit Banks at which the Seller maintains Blocked Accounts as of the Closing Date, and such schedule correctly identifies (1) with respect to each such Deposit Bank, the name, address and telephone number thereof, and (2) with respect to each Blocked Account, the name in which such account is held and the complete account number therefor. The Seller and the Servicer shall endorse, to the extent necessary, all checks or other instruments received so that the same can be deposited in the Blocked Account, in the form so received (with all necessary endorsements), on the first Business Day after the date of receipt thereof. In addition, each of the Seller and the Servicer shall deposit or cause to be deposited into a Blocked Account all cash, checks, money orders or other proceeds of Transferred Receivables or Seller Collateral received by it other than in a Blocked Account, in the form so received (with all necessary endorsements), not later than the close of business on the first Business

     Day following the date of receipt thereof, and until so deposited all such items or other proceeds shall be held in trust for the benefit of the Collateral Agent. Neither the Seller nor the Servicer shall make any deposits into a Blocked Account except in accordance with the terms of this Agreement or any other Related Document. Each of the Seller and the Servicer also agrees to instruct each Deposit Bank, and the Seller and the Servicer each hereby grants to each of the Operating Agent and the Collateral Agent the authority to instruct such Deposit Bank, to transfer to the Collection Account, on each Business Day in same day funds, all available funds in any and all Blocked Accounts maintained with the Deposit Bank, and until so transferred all such funds shall be held in trust for the benefit of the Collateral Agent. Neither the Seller nor the Servicer shall make any deposits into the Blocked Account except in accordance with the terms of this Agreement or any other Related Document.

               (iii) If, for any reason, a Blocked Account Agreement terminates or any such Deposit Bank fails to comply with its obligations under the Blocked Account Agreement to which it is a party, then the Seller shall promptly notify all Obligors of Transferred Receivables who had previously been instructed to make wire payments to the Blocked Account maintained at any such Deposit Bank to make all future payments to a new Blocked Account in accordance with this Section 6.01(a)(iii). The Seller shall not close any Blocked Account unless it shall have (A) received the prior written consent of the Operating Agent and the Collateral Agent, (B) established a new account with the same Deposit Bank or with a new depositary institution satisfactory to the Operating Agent and the Collateral Agent, (C) entered into an agreement covering such new account with such Deposit Bank or with such new depositary institution substantially in the form of such Blocked Account Agreement or that is satisfactory in all respects to the Operating Agent and the Collateral Agent (whereupon, for all purposes of this Agreement and the other Related Documents, such new account shall become a Blocked Account, such new agreement shall become a Blocked Account Agreement and any new depositary institution shall become a Deposit Bank), and (D) taken all such action as the Collateral Agent shall require to grant and perfect a first priority Lien in such new Blocked Account to the Purchaser under Section 8.01 of this Agreement. Except as permitted by
                     ------------
     this Section 6.01(a), neither the Seller nor the Servicer shall open any
          ---------------
     new Blocked Account without the prior written consent of the Operating Agent and the Collateral Agent.

          (c)  Collection Account.
               ------------------

               (i) The Purchaser has established and shall maintain the Collection Account with the Depositary. The Seller and the Purchaser agree that prior to the Facility Termination Date the Operating Agent, and from and after the Facility Termination Date the Collateral Agent, shall have exclusive dominion and control of the Collection Account and all monies, instruments and other property from time to time on deposit therein.

               (ii)   Pursuant to Section 6.02, the Seller shall instruct each
                                  ------------
     Deposit Bank to transfer, and the Seller hereby grants each of the Operating Agent and the Collateral Agent the authority to instruct each such Deposit Bank to transfer, on each Business Day in same day funds, all available funds in each Blocked Account to the Collection Account. The Purchaser, the Operating Agent and the Collateral Agent may deposit into the Collection Account from time to time all monies, instruments and other property received by any of them as proceeds of the Transferred Receivables. On each Business Day prior to the Facility Termination Date the Operating Agent shall instruct and cause the Depositary (which instruction may be in writing or by telephone confirmed promptly thereafter in writing) to release funds on deposit in the Collection Account in the order of priority set forth in Section 6.03. On each Business Day from and
                                    ------------
     after the Facility Termination Date the Collateral Agent shall apply all amounts when received in the Collection Account in the order of priority set forth in Section 6.05.
                  ------------

               (iii) If, for any reason, the Depositary wishes to resign as depositary of the Collection Account or fails to carry out the instructions of the Operating Agent or the Collateral Agent, then the Operating Agent or the Collateral Agent shall promptly notify the Purchaser Secured Parties. The Purchaser shall not close the Collection Account unless it shall have
     (A) received the prior written consent of the Operating Agent and the Collateral Agent, (B) established a new deposit account with the Depositary or with a new depositary institution satisfactory to the Operating Agent and the Collateral Agent, (C) entered into an agreement covering such new account with such new depositary institution satisfactory in all respects to the Operating Agent and the Collateral Agent (whereupon such new account shall become the Collection Account for all purposes of this Agreement and the other Related Documents), and (D) taken all such action as the Collateral Agent shall require to grant and perfect a first priority Lien in such new Collection Account to the Collateral Agent under the Collateral Agent Agreement.

          (d)  Retention Account.  The Purchaser has established and shall
               -----------------
maintain the Retention Account with the Depositary. The Seller and the Purchaser agree that prior to the Facility Termination Date the Operating Agent, and from and after the Facility Termination Date the Collateral Agent, shall have exclusive dominion and control of the Retention Account and all monies, instruments and other property from time to time on deposit therein.

          (e)  Collateral Account.  The Purchaser has established and shall
               ------------------
maintain the Collateral Account with the Depositary. The Seller and the Purchaser agree that the Operating Agent shall have exclusive dominion and control of the Collateral Account and all monies, instruments and other property from time to time on deposit therein.

          Section 6.02.  Funding of Collection Account.
                         -----------------------------

          (a) As soon as practicable, and in any event no later than 10:00 a.m. (New York time) on each Business Day:

               (i) the Operating Agent shall transfer or cause to be transferred all Collections deposited in any Blocked Account prior to such Business Day to the Collection Account;

               (ii) the Purchaser or the Operating Agent shall, or shall cause the Collateral Agent to, deposit in the Collection Account the amount, if any, required pursuant to Section 2.04(b)(i);
                               ------------------

               (iii) the Purchaser or the Operating Agent shall, or shall cause the Collateral Agent to, deposit in the Collection Account any Seller LOC Draws made on such Business Day;

               (iv) if, on the immediately preceding Business Day, the Operating Agent shall have notified the Seller of any Purchase Excess, then the Seller shall deposit cash in the amount of such Purchase Excess in the Collection Account;

               (v) if on such Business Day the Seller is required to make other payments under this Agreement not previously retained out of Collections (including Additional Amounts and Indemnified Amounts not previously paid), then the Seller shall deposit an amount equal to such payments in the Collection Account;

               (vi) if, on the immediately preceding Business Day, the CGS Originator made a capital contribution or repurchased a Transferred Receivable pursuant to Section 4.04 of the CGS Transfer Agreement, or made
                            ------------
     a payment as a result of any Dilution Factors pursuant to Section 4.02(o)
                                                               ---------------
     of the CGS Transfer Agreement, then the Seller shall deposit cash in the amount so received from the CGS Originator for such contribution, repurchase or payment in the Collection Account; and

               (vii) the Servicer shall deposit in the Collection Account the Outstanding Balance of any Transferred Receivable the Servicer elects to pay pursuant to Section 7.04.
                     ------------

               (viii) the Seller shall deposit in the Collection Account the Outstanding Balance of any Transferred Receivable the Seller elects to pay pursuant to Section 8.06(d).
                 ---------------

          (b) If, on or before the second Business Day immediately preceding any Settlement Date, the Operating Agent shall have notified the Seller of any Retention Account Deficiency pursuant to Section 6.04(b), then the Seller shall
                                         ---------------
deposit cash in the amount of such deficiency in the Collection Account no later than 12:00 noon (New York time) on such Settlement Date.

          (c) From and after the Facility Termination Date, the Collateral Agent shall transfer all amounts on deposit in the Retention Account as of that date to the Collection Account.

          Section 6.03.  Daily Disbursements From the Collection Account and
                         ---------------------------------------------------
Related Sub-Accounts; Revolving Period.  On each Business Day during the
--------------------------------------
Revolving Period, and following the transfers made pursuant to Section 6.02, the
                                                               ------------
Operating Agent shall disburse all amounts then on deposit in the Collection Account and its related subaccounts in the following priority:

          (a)  with respect to amounts on deposit in the Collection Account:

               (i) to the Retention Account for the account of the Purchaser, the amount of any Retention Account Deficiency deposited pursuant to
     Section 6.02(b);
     ---------------

               (ii) to the Deferred Purchase Price Sub-Account, the amount of all Deferred Purchase Price Collections;

               (iii) to the Capital Investment Sub-Account, the balance of any amounts remaining after making the foregoing disbursements;

          (b) with respect to amounts on deposit in the Deferred Purchase Price Sub-Account after making the transfers required by Section 6.03(a):
                                                   ---------------

               (i) to the Retention Account for the account of the Purchaser, an amount equal to the sum of

                      (A)  Daily Yield;

                      (B) the Yield Shortfall as of the immediately preceding Business Day;

                      (C)  the Servicing Fee;

                      (D) the Servicing Fee Shortfall as of the immediately preceding Business Day;

                      (E)  the Unused Facility Fee; and

                      (F) the Unused Facility Fee Shortfall as of the immediately preceding Business Day;

               (ii) to the Capital Investment Sub-Account, an amount equal to the Dilution Funded Amount;

               (iii) if the Deferred Purchase Price Adjustment is less than zero, then to the Capital Investment Sub-Account an amount equal to the absolute value of the Deferred Purchase Price Adjustment;

               (iv) to the Agent Account, in partial payment of the Deferred Purchase Price, the balance of any amounts remaining after making the foregoing disbursements; and

          (c) with respect to amounts on deposit in the Capital Investment Sub-Account after making the transfers required by Section 6.03(a):
                                               ---------------

               (i) to the Retention Account for the account of the Purchaser, an amount equal to the sum of any Yield Shortfall, any Servicing Fee Shortfall and any Unused Facility Fee Shortfall following the transfer made pursuant to Section 6.03(b)(i);
                 ------------------

               (ii) to the Collateral Account for the account of the Purchaser (or, in the case of Indemnified Amounts or Additional Amounts for the account of the applicable Purchaser Indemnified Person or Affected Party, respectively), an amount equal to the deposits made in the Collection Account pursuant to Section 6.02(a)(v) and not otherwise disbursed pursuant
                         ------------------
     to Section 6.03(a)(i);
        ------------------

               (iii) to the Collateral Account for the account of the Purchaser, an amount equal to any Purchase Excess;

               (iv) if the Deferred Purchase Price Adjustment is greater than zero, then to the Seller an amount equal to the Deferred Purchase Price Adjustment as partial payment of the Deferred Purchase Price; and

               (v) the balance of any amounts remaining after making the foregoing disbursements, at the Seller's option, (A) to an account previously designated by the Seller as payment of the Cash Purchase Price for Purchases made on such day or (B) if, pursuant to a Repayment Notice, the Seller has requested to reduce the Capital Investment of the Purchaser, then to the Collateral Account for the account of the Purchaser, the lesser of (1) the amount of such requested reduction of Capital Investment and (2) such balance.

          Section 6.04.  Disbursements From the Retention Account; Settlement
                         ----------------------------------------------------
Date Procedures; Revolving Period.
---------------------------------

          (a) On each Settlement Date during the Revolving Period, the amounts on deposit in the Retention Account shall be disbursed or retained by the Operating Agent in the following priority:

               (i) to the Collateral Account for the account of the Purchaser (or, if applicable, any Purchaser Indemnified Person), an amount equal to:

                      (A)  the accrued and unpaid Daily Yield minus the Margin
                                                              -----
          as of the end of the immediately preceding Settlement Period;

                      (B) the accrued and unpaid Unused Facility Fee as of the end of the immediately preceding Settlement Period;

                      (C) all Additional Amounts incurred and payable to any Affected Party as of the end of the immediately preceding Settlement Period;

                      (D) all other amounts accrued and payable under this Agreement (including Indemnified Amounts incurred and payable to any Purchaser Indemnified Person) as of the end of the immediately preceding Settlement Period to the extent not already transferred pursuant to Section 6.03(c)(ii); and
                      -------------------

                      (E) if a Purchase Excess exists on such date, an amount equal to such excess;

               (ii) to the Operating Agent, the accrued and unpaid Margin as of the end of the immediately preceding Settlement Period for distribution to the applicable parties;

               (iii) to the Servicer on behalf of the Seller, an amount equal to its accrued and unpaid Servicing Fee as of the end of the immediately preceding Settlement Period;

               (iv) retained in the Retention Account, an amount equal to the Accrued Monthly Yield, Accrued Unused Facility Fee and Accrued Servicing Fee as of such date; and

               (v) the balance remaining after retaining or disbursing the foregoing amounts to the Agent Account.

          (b) No later than the second Business Day immediately preceding each Settlement Date, the Operating Agent shall determine and notify the Seller of any Retention Account Deficiency for the preceding Settlement Period, and the Seller shall deposit cash in the amount of such Retention Account Deficiency to the Collection Account pursuant to Section 6.02(b).
                                   ---------------

          Section 6.05.  Liquidation Settlement Procedures.  On each Business
                         ---------------------------------
Day from and after the Facility Termination Date until the Termination Date, the Collateral Agent shall:

          (a) as soon as practicable, transfer all amounts then on deposit in the Retention Account to the Collection Account;

          (b) transfer all amounts in the Collection Account (including amounts transferred from the Retention Account pursuant to Section 6.02(c)) in the
                                                   ---------------
following priority:

               (i) to the Deferred Purchase Price Sub-Account, an amount equal to all Deferred Purchase Price Collections; and

               (ii) to the Capital Investment Sub-Account, the balance of any amounts remaining after making the foregoing disbursement;

          (c) transfer all amounts in the Deferred Purchase Price Sub-Account (after making the transfers required by Section 6.05(b)), in the following
                                        ---------------
priority:

               (i) if an Event of Servicer Termination has occurred and a Successor Servicer has assumed the responsibilities and obligations of the Servicer in accordance with Section 11.02, then to the Successor Servicer
                                 -------------
     an amount equal to its accrued and unpaid Successor Servicing Fees and Expenses;

               (ii) if on such Business Day Capital Investment is being maintained through the issuance of Commercial Paper (to the extent such Capital Investment exceeds Liquidity Loans then outstanding), to the Collateral Account for the account of the Purchaser, an amount equal to accrued and unpaid CP Interest Amount through and including the date of maturity of the Commercial Paper maintaining such Capital Investment;

               (iii) if Liquidity Loans are then outstanding, to the Liquidity Agent on behalf of the Liquidity Lenders, an amount equal to accrued and unpaid interest on the Liquidity Loans;

               (iv)   to the Capital Investment Sub-Account:

                      (A) an amount equal to the Dilution Funded Amount; and

                      (B) if Liquidity Loans or Seller LOC Draws are then outstanding or if Capital Investment is being maintained through the issuance of Commercial Paper, the balance of any amounts remaining after making the disbursements set forth in Sections 6.05(c)(i)-
                                                      -------------------
          (iv)(A);
          -------

               (v) to the Letter of Credit Agent, if there are any outstanding Seller LOC Draws, an amount equal to accrued and unpaid interest on such outstanding Seller LOC Draws;

               (vi) to the Collateral Account, an amount equal to (A) accrued and unpaid Daily Yield minus (B) the aggregate amounts paid pursuant to
                            -----
     Sections 6.05(c)(ii), (iii) and (v);
     --------------------  -----     ---

               (vii) to the Operating Agent, an amount equal to accrued and unpaid Unused Facility Fees; and

               (viii) if an Event of Servicer Termination shall not have occurred, to the Servicer in an amount equal to its accrued and unpaid Servicing Fee; and

               (ix)   upon payment in full of all amounts set forth in Sections
                                                                       --------
     6.05(d)(i) through (d)(vi) below, the balance of any amounts remaining to
     ----------         -------
     the Agent Account as partial payment of the Deferred Purchase Price; and

          (d) transfer all amounts in the Capital Investment Sub-Account, in the following priority:

               (i) to the Collateral Account for the account of the Purchaser, an amount equal to:

                      (A) if on such Business Day Capital Investment is being maintained through the issuance of Commercial Paper (to the extent such Capital Investment exceeds Liquidity Loans then outstanding), accrued and unpaid CP Interest Amount through and including such date to the extent not paid under Sections 6.05(c)(ii) and 6.05(c)(vi); and
                                       --------------------     -----------

                      (B) if on such Business Day Capital Investment is being maintained through the issuance of Commercial Paper (to the extent such Capital Investment exceeds Liquidity Loans then outstanding), the principal of all Capital Investment in excess of such Liquidity Loans;

               (ii) if Liquidity Loans are then outstanding, to the Liquidity Agent on behalf of the Liquidity Lenders, an amount equal to:

                      (A) accrued and unpaid interest on the Liquidity Loans to the extent not paid under Section 6.05(c)(iii);
                                    --------------------

                      (B) the principal of outstanding Liquidity Loans; and

                      (C) any other unpaid amounts (other than Additional Amounts and Indemnified Amounts), including any fees, owing to the Liquidity Agent or Liquidity Lenders in connection with the Liquidity Loans;

               (iii) to the Collateral Account for the account of the Purchaser, an amount equal to:

                      (A) all accrued and unpaid Unused Facility Fees;

                      (B) all Additional Amounts incurred and payable to any Affected Party; and

                      (C) all Indemnified Amounts incurred and payable to any Purchaser Indemnified Person;

               (iv) to the Letter of Credit Agent, if there are any outstanding Seller LOC Draws, an amount equal to:

                      (A) accrued and unpaid interest on such outstanding Seller LOC Draws to the extent not paid pursuant to Section 6.05(c)(v);
                                                       ------------------

                      (B) the principal of such outstanding Seller LOC Draws;
          and

                      (C) any other amounts, including fees, owing to the Letter of Credit Agent in connection with such outstanding Seller LOC Draws;

               (v) to the Collateral Account, an amount equal to (A) accrued and unpaid Daily Yield, minus (B) the aggregate amounts paid pursuant to
                             -----
     Sections 6.05(c)(ii), 6.05(c)(iii), 6.05(c)(v), 6.05(c)(vi), 6.05(d)(i)(A),
     --------------------  ------------  ----------  -----------  -------------
     6.05(d)(ii)(A) and 6.05(d)(iv)(A);
     --------------     --------------

               (vi) If an Event of Servicer Termination shall not have occurred, to the Servicer in an amount equal to its accrued and unpaid Servicing Fee; and

               (vii) to the Agent Account, the balance of any funds remaining after payment in full of all amounts set forth in Sections 6.05(d)(i)-
                                                       -------------------
     (d)(vi).
     -------

          Section 6.06.  Investment of Funds in Accounts.  To the extent
                         -------------------------------
uninvested amounts are on deposit in the Collateral Account or the Retention Account on any given day during the Revolving Period, the Operating Agent shall invest all such amounts in Permitted Investments selected by the Operating Agent that mature no later than (a) the immediately succeeding Business Day, in the case of the Collateral Account, and (b) the immediately succeeding Settlement Date, in the case of the Retention Account. From and after the Facility Termination Date, any investment of such amounts shall be solely at the discretion of the Operating Agent, subject to the restrictions described above.

          Section 6.07.  Termination Procedures.
                         ----------------------

          (a) On the earlier of (i) the first Business Day after the Facility Termination Date on which the Capital Investment has been reduced to zero or
(ii) the Final Purchase Date, if the obligations to be paid pursuant to Section
                                                                        -------
6.05 have not been paid in full, the Seller shall immediately deposit in the
----
Collection Account an amount sufficient to make such payments in full.

          (b) On the Termination Date, all amounts on deposit in the Collection Account and the Retention Account shall be disbursed to the Seller and all ownership interests or Liens of the Purchaser in and to all Transferred Receivables and all Liens of the Purchaser and the Collateral Agent in and to the Seller Collateral shall be released by the Purchaser and the Collateral Agent. Such disbursement shall constitute the final payment to which the Seller is entitled pursuant to the terms of this Agreement.

                                  ARTICLE VII

                              SERVICER PROVISIONS

          Section 7.01.  Appointment of the Servicer.  The Purchaser hereby
                         ---------------------------
appoints the Servicer as its agent, and the Seller hereby acknowledges such appointment, to service the Transferred Receivables and enforce its rights and interests in and under each Transferred Receivable and Contract therefor and to serve in such capacity until the termination of its responsibilities pursuant to Sections 9.02 or 11.01. In connection therewith, the Servicer hereby accepts
-------------    -----
such appointment and agrees to perform the duties and obligations set forth herein. The Servicer may, with the prior written consent of the Purchaser, the Operating Agent and the Collateral Agent, subcontract with a Sub-Servicer for the collection, servicing or administration of the Transferred Receivables; provided, that (a) the Servicer shall remain liable for the performance of the
--------
duties and obligations of the Sub-Servicer pursuant to the terms hereof and (b) any Sub-Servicing Agreement that may be entered into and any other transactions or services relating to the Transferred Receivables involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Purchaser, the Operating Agent and the Collateral Agent shall not be deemed parties thereto and shall have no obligations, duties or liabilities with respect to the Sub-Servicer.

          Section 7.02.  Duties and Responsibilities of the Servicer.  Subject
                         -------------------------------------------
to the provisions of this Agreement, the Servicer shall conduct the servicing, administration and collection of the Transferred Receivables and shall take, or cause to be taken, all actions that (i) may be necessary or advisable to service, administer and collect each Transferred Receivable from time to time,
(ii) the Servicer would take if the Transferred Receivables were owned by the Servicer, and (iii) are consistent with industry practice for the servicing of such Transferred Receivables.

          Section 7.03.  Collections on Receivables.  (a) In the event that the
                         --------------------------
Servicer is unable to determine the specific Transferred Receivables on which Collections have been received from the Obligor thereunder, the parties agree for purposes of this Agreement only that such

Collections shall be deemed to have been received on such Receivables in the order in which they were originated with respect to such Obligor. In the event that the Servicer is unable to determine the specific Transferred Receivables on which discounts, offsets or other non-cash reductions have been granted or made with respect to the Obligor thereunder, the parties agree for purposes of this Agreement only that such reductions shall be deemed to have been granted or made
(i) prior to a Termination Event, on such Receivables as determined by the Servicer, and (ii) from and after the occurrence of a Termination Event, on Eligible Receivables in the order in which they were originated with respect to such Obligor.

          (b) If the Servicer determines that amounts unrelated to the Transferred Receivables (the "Unrelated Amounts") have been deposited in the
                              -----------------
Collection Account, then the Servicer shall provide written evidence thereof to the Purchaser, the Operating Agent and the Collateral Agent no later than the first Business Day following the day on which the Servicer had actual knowledge thereof, which evidence shall be provided in writing and shall be otherwise satisfactory to each such Affected Party. Upon receipt of any such notice, the Operating Agent shall segregate the Unrelated Amounts and the same shall not be deemed to constitute Collections on Transferred Receivables and shall not be subject to the provisions of Article VI.
                             ----------

          Section 7.04.  Authorization of the Servicer.  The Purchaser hereby
                         -----------------------------
authorizes the Servicer, and the Seller acknowledges such authorization, to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the ownership of the Transferred Receivables purchased by the Purchaser hereunder and the pledge thereof by the Purchaser to the Collateral Agent pursuant to the Collateral Agent Agreement, in the determination of the Servicer, to (a) collect all amounts due under any Transferred Receivable, including endorsing its name on checks and other instruments representing Collections on such Receivable, and execute and deliver any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to any such Receivable and (b) after any Transferred Receivable becomes a Delinquent Receivable and to the extent permitted under and in compliance with applicable law and regulations, commence proceedings with respect to the enforcement of payment of any such Receivable and the Contract therefor and adjust, settle or compromise any payments due thereunder, in each case to the same extent as the CGS Originator could have done if it had continued to own such Receivable. The CGS Originator, the Seller and the Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent to collect the Transferred Receivables and to assist the Servicer in the discharge of its duties hereunder and under the other Related Documents. Notwithstanding anything to the contrary contained herein, the Purchaser, the Operating Agent and the Collateral Agent shall have the absolute and unlimited right to direct the Servicer (whether the Servicer is CGS, the Parent Guarantor or otherwise) (i) upon the first occurrence of an Incipient Termination Event or a Termination Event, whether or not cured, to commence or settle any legal action to enforce collection of any Transferred Receivable or (ii) to foreclose upon, repossess or take any other action that the Operating Agent or the Collateral Agent deems necessary or advisable with respect thereto; provided, that in lieu of commencing any such action or taking other
         --------
enforcement action, the Servicer may, at its option, elect to pay to the Purchaser the Outstanding Balance of such Transferred Receivable. In no event shall the Servicer be entitled to make any Affected Party a party to any Litigation without such Affected Party's express prior written consent, or to make the Seller a party to any Litigation without the Operating Agent's consent.

          Section 7.05.  Servicing Fees.  As compensation for its servicing
                         --------------
activities and as reimbursement for its reasonable expenses in connection therewith, the Servicer shall be entitled to receive the Servicing Fees in accordance with Sections 6.04 and 6.05. The Servicer shall be required to pay
                -------------     ----
for all expenses incurred by it in connection with its activities hereunder (including any payments to accountants, counsel or any other Person) and shall not be entitled to any payment therefor other than the Servicing Fees.

          Section 7.06.  Covenants of the Servicer.  The Servicer covenants and
                         -------------------------
agrees that from and after the Closing Date and until the Termination Date:

          (a)  Ownership of Transferred Receivables.  The Servicer shall
               ------------------------------------
identify the Transferred Receivables clearly and unambiguously in its Servicing Records to reflect that such Transferred Receivables have been sold or contributed to the Seller and, following the Purchase thereof under this Agreement, are owned by the Purchaser.

          (b)  Compliance with Credit and Collection Policies.  The Servicer
               ----------------------------------------------
shall comply in all respects with the Credit and Collection Policies with respect to each Transferred Receivable and the Contract therefor. The Servicer shall not amend, waive or modify any item of the Credit and Collection Policies without the prior written consent of the Operating Agent.

          (c)  Year 2000.  On or prior to June 30, 1999, the Servicer shall
               ---------
complete Year 2000 Corrective Actions. On or before September 30, 1999, the Servicer shall (i) complete Year 2000 Implementation Testing and (ii) shall eliminate all Year 2000 Problems, except where the failure to correct the same could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

          (d)  Covenants in Other Related Documents.  The Servicer shall
               ------------------------------------
perform, keep and observe all covenants applicable to it in its capacity as the CGS Originator under the CGS Transfer Agreement and the other Related Documents (including those covenants set forth in Sections 4.02 and 4.03 of the CGS
                                        -------------     ----
Transfer Agreement) and the Servicer hereby agrees to be bound by such covenants in its capacity as the Servicer hereunder for the benefit of the Purchaser, the Operating Agent and the Collateral Agent as if the same were set forth in full herein.

          Section 7.07.  Reporting Requirements of the Servicer.  The Servicer
                         --------------------------------------
hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to the Purchaser, the Operating Agent and the Collateral Agent the financial statements, notices, and other information at the times, to the Persons and in the manner set forth in Annex 7.07 (except if the Servicer is the CGS Originator, in which case the
   ----------
Service shall not be required to furnish the information required in paragraphs
                                                                     ----------
(a) and (b) therein).
---     ---

                                  ARTICLE VII

                          GRANT OF SECURITY INTERESTS

          Section 8.01.  Seller's Grant of Security Interest.  The parties
                         -----------------------------------
hereto intend that each Purchase of Transferred Receivables to be made hereunder shall constitute a purchase and sale of such Transferred Receivables and not a loan. If, however, a court of competent jurisdiction determines that any transaction provided for herein constitutes a loan and not a purchase and sale, then the parties hereto intend that this Agreement shall constitute a security agreement under applicable law. In such regard and, in any event, to secure the prompt and complete payment, performance and observance of all Seller Secured Obligations, and to induce the Purchaser to enter into this Agreement and perform the obligations required to be performed by it hereunder in accordance with the terms and conditions thereof, the Seller hereby grants, assigns, conveys, pledges, hypothecates and transfers to the Purchaser a Lien upon all of its right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, the Seller (including under any trade names, styles or derivations of the Seller), and regardless of where located (all of which being hereinafter collectively referred to as the "Seller Collateral"):
                    -----------------

          (a) all Transferred Receivables, Contracts therefor and Collections thereon;

          (b) this Agreement, the CGS Transfer Agreement, the CGS Note, all Blocked Account Agreements, the Lockbox Agreement and all other Related Documents now or hereafter in effect relating to the purchase, servicing or processing of Transferred Receivables (collectively, the "Seller Assigned
                                                          ---------------
Agreements"), including (i) all rights of the Seller to receive moneys due and
----------
to become due thereunder or pursuant thereto, (ii) all rights of the Seller to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all claims of the Seller for damages or breach with respect thereto or for default thereunder and (iv) the right of the Seller to amend, waive or terminate the same and to perform and to compel performance and otherwise exercise all remedies thereunder;

          (c)  all of the following (collectively, the "Seller Blocked Account
                                                        ----------------------
Collateral"):
----------

               (i) the Blocked Accounts, and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing the Blocked Accounts or such funds,

               (ii) the Collection Account, the Retention Account and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account, the Retention Account or such funds,

               (iii) all Investments from time to time of amounts in the Collection Account and the Retention Account, and all certificates, instruments and investment property, if any, from time to time representing or evidencing such Investments,

               (iv) all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by the Purchaser or any assignee or agent on behalf of the Purchaser in substitution for or in addition to any of the then existing Seller Blocked Account Collateral, and

               (v) all interest, dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed with respect to or in exchange for any and all of the then existing Seller Blocked Account Collateral;

          (d) all other property that may from time to time hereafter be granted and pledged by the Seller or by any Person on its behalf under this Agreement, including any deposit with the Purchaser, the Operating Agent or the Collateral Agent of additional funds by the Seller; and

          (e) to the extent not otherwise included, all proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and profits of, each of the foregoing Seller Collateral (including proceeds that constitute property of the types described in Sections 8.01(a) through (d).
                                              ----------------         ---

          Section 8.02.  Seller's Certification.  The Seller hereby certifies
                         ----------------------
that (a) the benefits of the representations, warranties and covenants of each of the CGS Originator and the Parent Guarantor made to the Seller under the CGS Transfer Agreement have been assigned by the Seller to the Purchaser hereunder;
(b) the rights of the Seller under the CGS Transfer Agreement to require a capital contribution or payment of a Rejected Amount from the CGS Originator or the Parent Guarantor may be enforced by the Purchaser and the Collateral Agent; and (c) the CGS Transfer Agreement provides that the representations, warranties and covenants described in Sections 4.01, 4.02 and 4.03 thereof, the
                           -------------  ----     ----
indemnification and payment provisions of Article V thereof and the provisions
                                          ---------
of Sections 4.03(j), 8.03 and 8.14 thereof shall survive the sale of the
   ----------------  ----     ----
Transferred Receivables and the termination of the CGS Transfer Agreement and this Agreement. The Seller hereby acknowledges that the Purchaser has assigned to the Collateral Agent under the Collateral Agent Agreement the benefits of the representations, warranties and covenants certified in Section 8.02(a) to have
                                                       ---------------
been assigned to the Purchaser.

          Section 8.03.  Consent to Assignment.  Each of the Seller and the
                         ---------------------
Servicer acknowledges and consents to the grant by the Purchaser to the Collateral Agent pursuant to the Collateral Agent Agreement of a Lien upon all of the Purchaser's right, title and interest in, to and under the Seller Collateral and acknowledges the rights of the Collateral Agent thereunder and the covenants made by the Purchaser in favor of the Collateral Agent set forth therein, and further acknowledges and consents that, upon the occurrence and during the continuance of an Incipient

Termination Event or a Termination Event, the Collateral Agent shall be entitled to enforce the provisions of the Seller Assigned Agreements and shall be entitled to all the rights and remedies of the Purchaser thereunder. In addition, each of the Seller and the Servicer hereby authorizes the Collateral Agent to rely on the representations and warranties made by it in the Seller Assigned Agreements to which it is a party and in any other certificates or documents furnished by it to any party in connection therewith.

          Section 8.04.  Delivery of Collateral.  All certificates or
                         ----------------------
instruments representing or evidencing the Seller Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant to the terms of the Collateral Agent Agreement and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion following the occurrence and during the continuation of a Termination Event and without notice to the Seller or the Purchaser, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Seller Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Seller Collateral for certificates or instruments of smaller or larger denominations.

          Section 8.05.  Seller Remains Liable.  It is expressly agreed by the
                         ---------------------
Seller that, anything herein to the contrary notwithstanding, the Seller shall remain liable under any and all of the Transferred Receivables, the Contracts therefor, the Seller Assigned Agreements and any other agreements constituting the Seller Collateral to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The Purchaser, the Operating Agent, the Collateral Agent and the other Purchaser Secured Parties shall not have any obligation or liability under any such Receivables, Contracts or agreements by reason of or arising out of this Agreement or the Collateral Agent Agreement or the granting herein or therein of a Lien thereon or the receipt by the Purchaser, the Collateral Agent or any Purchaser Secured Party of any payment relating thereto pursuant hereto or thereto. The exercise by the Purchaser or the Collateral Agent of any of its respective rights under this Agreement or the Collateral Agent Agreement shall not release the CGS Originator, the Seller or the Servicer from any of their respective duties or obligations under any such Receivables, Contracts or agreements. None of the Purchaser, the Operating Agent, the Collateral Agent or any of the Purchaser Secured Parties shall be required or obligated in any manner to perform or fulfill any of the obligations of the CGS Originator, the Seller or the Servicer under or pursuant to any such Receivable, Contract or agreement, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Receivable, Contract or agreement, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

          Section 8.06.  Covenants of the Seller and the Servicer Regarding the
                         ------------------------------------------------------
Seller Collateral.
-----------------

          (a)  Offices and Records.  The Seller shall maintain its principal
               -------------------
place of business and chief executive office and the office at which it stores its Records at the respective locations specified in Schedule 4.01(b) or, upon
                                                     ----------------
30 days' prior written notice to the Purchaser, the Operating Agent and the Collateral Agent, at such other location in a jurisdiction where all action requested by the Purchaser, the Operating Agent or the Collateral Agent pursuant to Section 14.15 shall have been taken with respect to the Seller Collateral.
   -------------
The Seller shall also maintain each location where Seller Collateral is located and each office at which it stores its Records only at the respective locations specified in Schedule 4.01(b) or at such other substituted or additional
             ----------------
locations with respect to which the Seller shall, not later than 30 days after establishing such location, (x) have notified the Purchaser, the Operating Agent and the Collateral Agent thereof, and (y) have taken all action necessary or otherwise requested by the Purchaser, the Operating Agent or the Collateral Agent pursuant to Section 12.15 with respect to the Seller Collateral. Each of
                  -------------
the Seller and the Servicer shall, at its own cost and expense, maintain adequate and complete records of the Transferred Receivables and the Seller Collateral, including records of any and all payments received, credits granted and merchandise returned with respect thereto and all other dealings therewith. Each of the Seller and the Servicer shall mark conspicuously with a legend, in form and substance satisfactory to the Collateral Agent, its books and records, computer tapes, computer disks and credit files pertaining to the Seller Collateral, and its file cabinets or other storage facilities where it maintains information pertaining thereto, to evidence this Agreement and the assignment and Liens granted pursuant to this Article VIII. Upon the occurrence and during
                                   ------------
the continuance of a Termination Event, the Seller and Servicer shall deliver and turn over such books and records to the Collateral Agent or its representatives at any time on demand of the Collateral Agent. Prior to the occurrence of a Termination Event and upon notice from the Collateral Agent, the Seller and the Servicer shall permit any representative of the Operating Agent or the Collateral Agent to inspect such books and records and shall provide photocopies thereof to the Operating Agent and the Collateral Agent as more specifically set forth in Section 8.06(b).
                          ---------------

          (b)  Access.  Each of the Seller and the Servicer shall, at its own
               ------
expense, during normal business hours, from time to time upon one Business Day's prior notice as frequently as the Operating Agent or the Collateral Agent determines to be appropriate: (i) provide the Purchaser, the Operating Agent or the Collateral Agent and any of their respective officers, employees and agents access to its properties (including properties utilized in connection with the collection, processing or servicing of the Transferred Receivables), facilities, advisors and employees (including officers) and to the Seller Collateral, (ii) permit the Purchaser, the Operating Agent or the Collateral Agent and any of their respective officers, employees and agents to inspect, audit and make extracts from its books and records, including all Records, (iii) permit the Purchaser, the Operating Agent or the Collateral Agent and their respective officers, employees and agents to inspect, review and evaluate the Transferred Receivables and the Seller Collateral and (iv) permit the Purchaser, the Operating Agent or the Collateral Agent and their respective officers, employees and agents to discuss matters relating to the Transferred Receivables or its performance under this Agreement or the other Related Documents or its affairs, finances and accounts with any of its officers, directors, employees, representatives or agents (in each case, with those persons having knowledge of such matters) and with its independent certified public accountants. If (A) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (B) the Operating Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems the Purchaser's rights or interests in the Transferred Receivables, the Seller Assigned Agreements or any other Seller Collateral insecure, then each of the Seller and the Servicer shall, at its own expense, provide such access at all times and without advance notice and provide the Purchaser, the Operating Agent or the Collateral Agent with access to its suppliers and customers. Each of the Seller and the Servicer shall make available to the Operating Agent or the Collateral Agent and their respective counsel, as quickly as is possible under the circumstances, originals or copies of all books and records, including Records, that the Operating Agent or the Collateral Agent may request. Each of the Seller and the Servicer shall deliver any document or instrument necessary for the Operating Agent or the Collateral Agent, as they may from time to time request, to obtain records from any service bureau or other Person that maintains records for the Seller or the Servicer, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by the Seller or the Servicer.

          (c)  Communication with Accountants.  Each of the Seller and the
               ------------------------------
Servicer authorizes the Purchaser, the Operating Agent and the Collateral Agent to communicate directly with its independent certified public accountants and authorizes and shall instruct those accountants and advisors to disclose and make available to the Purchaser, the Operating Agent and the Collateral Agent any and all financial statements and other supporting financial documents, schedules and information relating to the Seller or the Servicer (including copies of any issued management letters) with respect to its business, financial condition and other affairs.

          (d)  Collection of Transferred Receivables.  Except as otherwise
               -------------------------------------
provided in this Section 8.06(d), the Servicer shall continue to collect or
                 ---------------
cause to be collected, at its sole cost and expense, all amounts due or to become due to the Seller under the Transferred Receivables, the Seller Assigned Agreements and any other Seller Collateral. In connection therewith, the Servicer shall take such action as it, and from and after the occurrence and during the continuance of a Termination Event, the Collateral Agent, may deem necessary or desirable to enforce collection of the Transferred Receivables, the Seller Assigned Agreements and the other Seller Collateral; provided, that the
                                                            --------
Seller or Servicer may, rather than commencing any such action or taking any other enforcement action, at its option, elect to pay to the Purchaser the Outstanding Balance of any such Transferred Receivable; provided further, that
                                                        -------- -------
if (i) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (ii) the Operating Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems the Purchaser's rights or interests in the Transferred Receivables, the Seller Assigned Agreements or any other Seller Collateral insecure, then the Collateral Agent may, without prior notice to the Seller or Servicer, notify any Obligor under any Transferred Receivable or obligors under the Seller Assigned Agreements of the assignment of such Transferred Receivables or Seller Assigned Agreements, as the case may be, to the Purchaser hereunder and direct that payments of all amounts due or to become due to the Seller thereunder be made directly to the Collateral

Agent or any servicer, collection agent or lockbox or other account designated by the Collateral Agent and, upon such notification and at the sole cost and expense of the Servicer, the Collateral Agent may enforce collection of any such Transferred Receivable or the Seller Assigned Agreements and adjust, settle or compromise the amount or payment thereof.

          (e)  Performance of Seller Assigned Agreements.  Each of the Seller
               -----------------------------------------
and the Servicer shall (i) perform and observe all the terms and provisions of the Seller Assigned Agreements to be performed or observed by it, maintain the Seller Assigned Agreements in full force and effect, enforce the Seller Assigned Agreements in accordance with their terms and take all action as may from time to time be requested by the Collateral Agent in order to accomplish the foregoing, and (ii) upon the request of and as directed by the Operating Agent or the Collateral Agent, make such demands and requests to any other party to the Seller Assigned Agreements as are permitted to be made by the Seller or the Servicer thereunder.

                                  ARTICLE IX.

                              TERMINATION EVENTS

          Section 9.01.  Termination Events.  If any of the following events
                         ------------------
(each, a "Termination Event") shall occur (regardless of the reason therefor):
          -----------------

          (a) the Seller or the Parent Guarantor shall (i) fail to make any payment of any Seller Secured Obligation when due and payable and the same shall remain unremedied for one Business Day or more, or (ii) fail or neglect to perform, keep or observe any other provision of this Agreement or the other Related Documents (other than any provision embodied in or covered by any other clause of this Section 9.01) and the same shall remain unremedied for five
               ------------
Business Days or more after written notice thereof shall have been given by the Operating Agent or the Collateral Agent to the Seller;

          (b) a default or breach shall occur under the CGS Transfer Agreement, any other agreement, document or instrument to which the CGS Originator, the Parent Guarantor, the Seller or the Servicer is a party or by which any such Person or its property is bound that is not cured within any applicable grace period therefor, and such default or breach (i) involves the failure to make any payment when due in respect of any Debt (other than the Seller Secured Obligations) of any such Person which, except with respect to the Seller, is in excess of $5,000,000 in the aggregate, or (ii) causes, or permits any holder of such Debt or a trustee or agent to cause, Debt or a portion thereof which, except with respect to the Seller, is in excess of $5,000,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, regardless of whether such default is waived, or such right is exercised, by such holder, trustee or agent;

          (c) a case or proceeding shall have been commenced against the CGS Originator, the Parent Guarantor, the Seller or the Servicer seeking a decree or order in respect of any such Person (i) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, or
(iii) ordering the winding-up or liquidation of the affairs of any such Person;

               (d) the CGS Originator, the Parent Guarantor, the Seller or the Servicer shall (i) file a petition seeking relief under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law,
(ii) consent or fail to object in a timely and appropriate manner to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, (iii) make an assignment for the benefit of creditors, or (iv) take any corporate action in furtherance of any of the foregoing;

               (e) (i) the CGS Originator, the Parent Guarantor, the Seller or the Servicer admits in writing its inability to, or is generally unable to, pay its Debts as such Debts become due, or (ii) the fair market value of the CGS Originator's or the Seller's liabilities exceeds the fair market value of its assets;

               (f) a final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate at any time outstanding shall be rendered against the CGS Originator, the Parent Guarantor, any Affiliate of the CGS Originator, the Parent Guarantor or the Servicer and the same shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed or bonded pending appeal, or shall not have been discharged prior to the expiration of any such stay;

               (g) a judgment or order for the payment of money shall be rendered against the Seller;

               (h) (i) any information contained in any Investment Base Certificate is untrue or incorrect in any respect, or, any information given with respect to Reserves in the Investment Base Certificate is not made in good faith and is not based on reasonable estimates, or (ii) any representation or warranty of the CGS Originator or the Parent Guarantor or the Seller herein or in any other Related Document or in any written statement, report, financial statement or certificate (other than an Investment Base Certificate) made or delivered by the CGS Originator or the Parent Guarantor or the Seller to any Affected Party hereto or thereto is untrue or incorrect in any material respect as of the date when made or deemed made;

               (i) any Governmental Authority (including the IRS or the PBGC) shall file notice of a Lien with regard to any assets of the CGS Originator or the Parent Guarantor (other than a Lien (i) limited by its terms to assets other than Receivables and (ii) not materially adversely affecting the financial condition of the CGS Originator or the Parent Guarantor or Callaway Golf Sales Company's ability to perform as Servicer hereunder);

               (j) any Governmental Authority (including the IRS or the PBGC) shall file notice of a Lien with regard to any of the assets of the Seller;

               (k) the Operating Agent or the Collateral Agent shall have determined (and so notified the Seller) that any event or condition that has had or could reasonably be expected to have or result in a Material Adverse Effect has occurred;

               (l) (i) a default or breach shall occur under any provision of
Section 4.05 of the CGS Transfer Agreement, (ii) a default or breach shall occur
------------
under any provision of Sections 4.02(o), 4.04, 5.01 or 8.14 of the CGS Transfer
                       ----------------  ----  ----    ----
Agreement or Sections 4.02(g), 4.04, 5.01 or 8.14 of the Odyssey Transfer
             ----------------  ----  ----    ----
Agreement and the same shall remain unremedied for one Business Day or more after the occurrence thereof, (iii) a default or breach shall occur under any other provision of the CGS Transfer Agreement or the Odyssey Transfer Agreement and the same shall remain unremedied for five Business Days or more after written notice thereof shall have been given by the Operating Agent or the Collateral Agent to the Seller or (iv) the CGS Transfer Agreement shall for any reason cease to evidence the transfer to the Seller of the legal and equitable title to, and ownership of, the Transferred Receivables;

               (m) except as otherwise expressly provided herein, any Blocked Account Agreement or the CGS Transfer Agreement shall have been modified, amended or terminated without the prior written consent of the Purchaser, the Operating Agent and the Collateral Agent;

               (n) an Event of Servicer Termination shall have occurred;

               (o) the Operating Agent shall have determined that the funding of Transferred Receivables hereunder is impracticable for any reason whatsoever, including as a result of (i) a drop in or withdrawal of any of the ratings assigned to the Commercial Paper, (ii) the imposition of Additional Amounts,
(iii) restrictions on the amount of Transferred Receivables the Purchaser may finance or (iv) the inability of Redwood to issue Commercial Paper;

               (p) (i) with respect to the Transferred Receivables, (A) prior to their Purchase hereunder, the Seller shall cease to hold valid and properly perfected title to and sole record and beneficial ownership in such Transferred Receivables or (B) after their Purchase hereunder, (1) the Purchaser shall cease to hold either (a) valid and properly perfected title to and sole record and beneficial ownership in such Transferred Receivables or (b) a first priority, perfected Lien in such Transferred Receivables; or (ii) the Purchaser and the Collateral Agent shall cease to hold a first priority, perfected Lien in the Seller Collateral;

               (q) a Seller LOC Draw shall have occurred;

               (r) the obligations of the Liquidity Lenders to make Liquidity Loans shall have terminated and not otherwise been replaced;

               (s) a default or breach of any of the covenants set forth in Annex W of the CGS Transfer Agreement or Annex 5;

               (t) an event of default under the Collateral Agent Agreement or any other Program Document shall have occurred;

               (u) the short term debt rating of a Liquidity Lender shall have been downgraded by a Rating Agency and such Liquidity Lender shall not have been replaced in accordance with the terms of the Liquidity Loan Agreement within 30 days thereafter;

               (v) the Purchase Discount Rate shall be less than 50% for two consecutive Settlement Periods;

               (w) the Seller shall amend its bylaws or its certificate or articles of incorporation without the express prior written consent of the Purchaser, the Operating Agent and the Collateral Agent;

               (x) GFC shall have received an Election Notice pursuant to
Section 2.01(d) of the CGS Transfer Agreement;
---------------

               (y) the Seller shall fail to maintain the Default Ratio, the Delinquency Ratio, or the Dilution Ratio or Receivable Collection Turnover as set forth in Annex 5; or
             -------

               (z) any material provision of any Related Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or the CGS Originator, the Parent Guarantor or the Seller shall challenge the enforceability of any Related Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Related Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms);

then, and in any such event, the Operating Agent shall, at the request of, or may, with the consent of, the Purchaser or the Collateral Agent, by notice to the Seller, declare the Facility Termination Date to have occurred without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Seller; provided, that the Facility Termination Date shall
                      --------
automatically occur (i) upon the occurrence of any of the Termination Events described in Sections 9.01(c), (d), (e), (q), (r), (t), (u), or (x) or (ii)
             ----------------  ---  ---  ---  ---  ---  ---
three days after the occurrence of the Termination Event described in Section
                                                                      -------
9.01(a)(i) if the same shall not have been remedied by such time, in each case
----------
without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Seller.

               Section 9.02.  Events of Servicer Termination. If any of the
                              ------------------------------
following events (each, an "Event of Servicer Termination") shall occur
                            -----------------------------
(regardless of the reason therefor):

               (a) the Servicer shall fail or neglect to perform, keep or observe any provision of this Agreement or the other Related Documents (whether in its capacity as the CGS Originator or the Servicer) and the same shall remain unremedied for three (3) Business Days or more after written notice thereof shall have been given by the Purchaser, the Operating Agent or the Collateral Agent to the Servicer;

               (b) any representation or warranty of the Servicer herein or in any other Related Document or in any written statement, report, financial statement or certificate made or delivered by the Servicer to the Purchaser, the Operating Agent or the Collateral Agent hereto or thereto is untrue or incorrect in any material respect as of the date when made or deemed made;

               (c) the Operating Agent or the Collateral Agent shall have determined that any event or condition that materially adversely affects the ability of the Servicer to collect the Transferred Receivables or to otherwise perform hereunder has occurred;

               (d) a Termination Event shall have occurred or this Agreement shall have been terminated;

               (e) a deterioration has taken place in the quality of servicing of Transferred Receivables or other Receivables serviced by the Servicer that either the Operating Agent or the Collateral Agent, each in its sole discretion, determines to be material, and such material deterioration has not been eliminated within 30 days after written notice thereof shall have been given by the Operating Agent or the Collateral Agent to the Servicer;

               (f) the Servicer shall assign or purport to assign any of its obligations hereunder or under the CGS Transfer Agreement without the prior written consent of the Operating Agent and the Collateral Agent;

               (g) a Change of Control shall have occurred; or

               (h) the Seller's board of directors shall have determined that it is in the best interests of the Seller to terminate the duties of the Servicer hereunder and shall have given the Servicer, the Purchaser, the Operating Agent and the Collateral Agent at least 30 days' written notice thereof;

then, and in any such event, the Operating Agent shall, at the request of, or may, with the consent of, the Purchaser or the Collateral Agent, by delivery of a Servicer Termination Notice to the Seller and the Servicer, terminate the servicing responsibilities of the Servicer hereunder, without demand, protest or further notice of any kind, all of which are hereby waived by the Servicer. Upon the delivery of any such notice, all authority and power of the Servicer under this Agreement and the CGS Transfer Agreement shall pass to and be vested in the Successor Servicer acting pursuant to Section 11.02; provided, that
                                      -------------  --------
notwithstanding anything to the contrary herein, the Servicer agrees to continue to follow the procedures set forth in Section 7.02 with respect to
                                      ------------

Collections on the Transferred Receivables until a Successor Servicer has assumed the responsibilities and obligations of the Servicer in accordance with
Section 11.02.
-------------

                                  ARTICLE X.

                                   REMEDIES

          Section 10.01. Actions Upon Termination Event. If any Termination
                         ------------------------------
Event shall have occurred and be continuing and the Operating Agent shall have declared the Facility Termination Date to have occurred or the Facility Termination Date shall be deemed to have occurred pursuant to Section 9.01, then
                                                              ------------
the Collateral Agent may exercise in respect of the Seller Collateral, in addition to any and all other rights and remedies granted to it hereunder, under any other Related Document or under any other instrument or agreement securing, evidencing or relating to the Seller Secured Obligations or otherwise available to it, all of the rights and remedies of a secured party upon default under the UCC (such rights and remedies to be cumulative and nonexclusive), and, in addition, may take the following actions:

          (a) The Collateral Agent may, without notice to the Seller except as required by law and at any time or from time to time, charge, offset or otherwise apply amounts payable to the Seller from the Collection Account, any Blocked Account, the Retention Account or any part of such accounts in accordance with the priorities set forth in Sections 6.05 and 6.07 against all
                                            -------------     ----
or any part of the Seller Secured Obligations.

          (b) The Collateral Agent may, without notice except as specified below, solicit and accept bids for and sell the Seller Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or any of the Purchaser's, Operating Agent's or Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent shall have the right to conduct such sales on the Seller's premises or elsewhere and shall have the right to use any of the Seller's premises without charge for such sales at such time or times as the Collateral Agent deems necessary or advisable. The Seller agrees that, to the extent notice of sale shall be required by law, at least ten Business Days' notice to the Seller of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Seller Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Every such sale shall operate to divest all right, title, interest, claim and demand whatsoever of the Seller in and to the Seller Collateral so sold, and shall be a perpetual bar, both at law and in equity, against the CGS Originator, the Seller, any Person claiming the Seller Collateral sold through the CGS Originator or the Seller, and their respective successors or assigns. The Collateral Agent shall deposit the net proceeds of any such sale in the Collection Account and such proceeds shall be disbursed in accordance with Section 6.05.
                             ------------

          (c)  Upon the completion of any sale under Section 10.01(b), the
                                                     ----------------
Seller or the Servicer shall deliver or cause to be delivered to the purchaser or purchasers at such sale on the date thereof, or within a reasonable time thereafter if it shall be impracticable to make immediate delivery, all of the Seller Collateral sold on such date, but in any event full title and right of possession to such property shall vest in such purchaser or purchasers upon the completion of such sale. Nevertheless, if so requested by the Collateral Agent or by any such purchaser, the Seller shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request.

          (d)  At any sale under Section 10.01(b), the Purchaser, the Operating
                                 ----------------
Agent, the Collateral Agent or any other Purchaser Secured Party may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor.

          (e) The Collateral Agent may exercise, at the sole cost and expense of the Seller, any and all rights and remedies of the Seller under or in connection with the Seller Assigned Agreements or the other Seller Collateral, including any and all rights of the Seller to demand or otherwise require payment of any amount under, or performance of any provisions of, the Seller Assigned Agreements.

          Section 10.02. Exercise of Remedies. No failure or delay on the part
                         --------------------
of the Collateral Agent in exercising any right, power or privilege under this Agreement and no course of dealing between the CGS Originator, the Seller, the Servicer or the Operating Agent, on the one hand, and the Collateral Agent, on the other hand, shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies under this Agreement are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies that the Collateral Agent would otherwise have at law or in equity. No notice to or demand on any party hereto shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the party providing such notice or making such demand to any other or further action in any circumstances without notice or demand.

          Section 10.03. Power of Attorney. On the Closing Date, each of the
                         -----------------
Seller and the Servicer shall execute and deliver a power of attorney substantially in the form attached hereto as Exhibit 10.03 (each, a "Power of
                                             -------------           --------
Attorney"). The power of attorney granted pursuant to each Power of Attorney is
--------
a power coupled with an interest and shall be irrevocable until all of the Seller Secured Obligations are indefeasibly paid or otherwise satisfied in full. The powers conferred on the Collateral Agent under each Power of Attorney are solely to protect the Purchaser's Liens upon and interests in the Seller Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall not be accountable for any amount other than amounts that it actually receives as a result of the exercise of such powers and none of the Collateral Agent's officers, directors, employees, agents or representatives shall be responsible to the Seller or the Servicer for any act or failure to act, except in respect of damages attributable solely to their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

               Section 10.04. Continuing Security Interest. This Agreement shall
                              ----------------------------
create a continuing Lien in the Seller Collateral until the conditions to the release of the Liens of the Purchaser and the Collateral Agent thereon set forth in Section 6.07(b) have been satisfied.
   ---------------


                                  ARTICLE XI.

                         SUCCESSOR SERVICER PROVISIONS

               Section 11.01. Servicer Not to Resign. The Servicer shall not
                              ----------------------
resign from the obligations and duties hereby imposed on it except upon a determination that (a) the performance of its duties hereunder has become impermissible under applicable law or regulation and (b) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder become permissible under applicable law. Any such determination shall
(i) with respect to clause (a) above, be evidenced by an opinion of counsel to
                    ----------
such effect and (ii) with respect to clause (b) above, be evidenced by an
                                     ----------
Officer's Certificate to such effect, in each case delivered to the Purchaser, the Collateral Agent and the Operating Agent. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 11.02.
                                               -------------

               Section 11.02. Appointment of the Successor Servicer. In
                              -------------------------------------
connection with the termination of the Servicer's responsibilities or the resignation by the Servicer under this Agreement pursuant to Sections 9.02 or
                                                             -------------
11.01, the Operating Agent shall (a) succeed to and assume all of the Servicer's
-----
responsibilities, rights, duties and obligations as Servicer (but not in any other capacity, including specifically not the obligations of the Servicer set forth in Section 12.02) under this Agreement (and except that the Operating
         -------------
Agent makes no representations and warranties pursuant to Section 4.02) and (b)
                                                          ------------
may at any time appoint a successor servicer to the Servicer that shall be acceptable to the Collateral Agent and shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement (the Operating Agent, in such capacity, or such successor servicer being referred to as the "Successor Servicer"); provided, that the Successor
                          ------------------    --------
Servicer shall have no responsibility for any actions of the Servicer prior to the date of its appointment or assumption of duties as Successor Servicer. In selecting a Successor Servicer, the Operating Agent may obtain bids from any potential Successor Servicer and may agree to any bid it deems appropriate. The Successor Servicer shall accept its appointment by executing, acknowledging and delivering to the Operating Agent and the Collateral Agent an instrument in form and substance acceptable to the Operating Agent and the Collateral Agent.

               Section 11.03. Duties of the Servicer. The Servicer covenants and
                              ----------------------
agrees that, following the appointment of, or assumption of duties by, a Successor Servicer:

               (a) The Servicer shall terminate its activities as Servicer hereunder in a manner that facilitates the transfer of servicing duties to the Successor Servicer and is otherwise acceptable to the Purchaser and the Collateral Agent and, without limiting the generality of the foregoing, shall timely deliver (i) any funds to the Collateral Agent that were required to be remitted to the Collateral Agent for deposit in the Collection Account and (ii) all Servicing Records and other information with respect to the Transferred Receivables to the Successor Servicer at a place selected by the Successor Servicer. The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may be required to vest and confirm in the Successor Servicer all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

               (b) The Servicer shall terminate each existing Sub-Servicing Agreement and the Successor Servicer shall not be deemed to have assumed any of the Servicer's interests therein or to have replaced the Servicer as a party thereto.

               Section 11.04. Effect of Termination or Resignation. Any
                              ------------------------------------
termination of or resignation by the Servicer hereunder shall not affect any claims that the Seller, the Purchaser, the Operating Agent or the Collateral Agent may have against the Servicer for events or actions taken or not taken by the Servicer arising prior to any such termination or resignation.

                                 ARTICLE XII.

                                INDEMNIFICATION

               Section 12.01. Indemnities by the Seller.
                              -------------------------

               (a) Without limiting any other rights that the Purchaser, the Operating Agent, the Collateral Agent, the Liquidity Agent, any Liquidity Lender, the Letter of Credit Agent or any Letter of Credit Provider or any of their respective officers, directors, employees, attorneys, agents or representatives (each, a "Purchaser Indemnified Person") may have hereunder or
                          ----------------------------
under applicable law, the Seller hereby agrees to indemnify and hold harmless each Purchaser Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Purchaser Indemnified Person in connection with or arising out of the transactions contemplated under this Agreement or under any other Related Document or any actions or failures to act in connection therewith, including any and all legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Related Documents; provided, that the Seller shall not be liable for any indemnification to a
--------
Purchaser Indemnified Person to the extent that any such Indemnified Amount (x) results solely from (i) with respect to any Purchaser Indemnified Person other than the Purchaser, such Purchaser Indemnified Person's gross negligence or (ii) with respect to any

Purchaser Indemnified Person, such Purchaser Indemnified Person's willful misconduct, in each case as finally determined by a court of competent jurisdiction, or (y) constitutes recourse for uncollectible or uncollected Transferred Receivables. Without limiting the generality of the foregoing, the Seller shall pay on demand to each Purchaser Indemnified Person any and all Indemnified Amounts relating to or resulting from:

                      (A) reliance on any representation or warranty made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by the Seller pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                      (B) the failure by the Seller to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Receivable or the Contract therefor, or the nonconformity of any Transferred Receivable or the Contract therefor with any such applicable law, rule or regulation; or

                      (C) (1) the failure to vest and maintain vested in the Seller or the Purchaser valid and properly perfected title to and sole record and beneficial ownership of the Receivables that constitute Transferred Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim, (2) the failure to maintain or transfer to the Purchaser a first, priority, perfected Lien in the Seller Collateral and (3) the failure to maintain or transfer to the Collateral Agent a first priority, perfected Lien therein;

                      (D) any dispute, claim, offset or defense of any Obligor (other than its discharge in bankruptcy or a dispute, claim, offset or defense which is finally determined by a court of competent jurisdiction to be non-meritorious) to the payment of any Transferred Receivable that is the subject of a Purchase hereunder (including a defense based on such Receivable or the Contract therefor not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services giving rise to such Receivable or the furnishing of or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by Callaway Golf Sales Company or any of its Affiliates acting as the Servicer), except to the extent that such dispute, claim, offset or defense results solely from any action or inaction on the part of any Purchaser Indemnified Person;

                      (E) any products liability claim or other claim arising out of or in connection with merchandise, insurance or services that is the subject of any Contract with respect to any Transferred Receivable;

                      (F) the commingling of Collections with respect to Transferred Receivables by the Seller at any time with its other funds or the funds of any other Person; or

                      (G) any failure by the Seller to cause the filing of, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or any other applicable laws with respect to any Transferred Receivable that is the subject of a Purchase hereunder, whether at the time of any such Purchase or at any subsequent time.

               (b) Any Indemnified Amounts subject to the indemnification provisions of this Section 12.01 not paid in accordance with Article VI shall be
                   -------------                             ----------
paid by the Seller to the Purchaser Indemnified Person entitled thereto within five Business Days following demand therefor.

               Section 12.02.  Indemnities by the Servicer.
                               ---------------------------

               (a) Without limiting any other rights that a Purchaser Indemnified Person may have hereunder or under applicable law, the Servicer hereby agrees to indemnify and hold harmless each Purchaser Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Purchaser Indemnified Person in connection with or arising out of any breach by the Servicer of its obligations hereunder or under any other Related Document; provided, that the Servicer shall not be
                                  --------
liable for any indemnification to a Purchaser Indemnified Person to the extent that any such Indemnified Amount (x) results solely from (i) with respect to any Purchaser Indemnified Person other than the Purchaser, such Purchaser Indemnified Person's gross negligence or (ii) with respect to any Purchaser Indemnified Person, such Purchaser Indemnified Person's willful misconduct, in each case as finally determined by a court of competent jurisdiction, or (y) constitutes recourse for uncollectible or uncollected Transferred Receivables. Without limiting the generality of the foregoing, the Servicer shall pay on demand to each Purchaser Indemnified Person any and all Indemnified Amounts relating to or resulting from:

                      (A) reliance on any representation or warranty made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by the Servicer pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                      (B) the failure by the Servicer to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Receivable or the Contract therefor, or the nonconformity of any Transferred Receivable or the Contract therefor with any such applicable law, rule or regulation;

                      (C) the imposition of any Adverse Claim with respect to any Transferred Receivable or the Seller Collateral as a result of any action taken by the Servicer hereunder; or

                      (D) the commingling of Collections with respect to Transferred Receivables by the Servicer at any time with its other funds or the funds of any other Person.

               (b) Any Indemnified Amounts subject to the indemnification provisions of this Section 12.02 not paid in accordance with Article VI shall be
                   -------------                             ----------
paid by the Servicer to the Purchaser Indemnified Person entitled thereto within five Business Days following demand therefor.

               Section 12.03. Limitation of Damages; Purchaser Indemnified
                              --------------------------------------------
Persons. NO PURCHASER INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY
-------
OTHER PARTY TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

                                 ARTICLE XIII.

                     OPERATING AGENT AND COLLATERAL AGENT

               Section 13.01. Authorization and Action. (a) The Operating Agent
                              ------------------------
may take such action and carry out such functions under this Agreement as are authorized to be performed by it pursuant to the terms of this Agreement, any other Related Document or the Operating Agent Agreement or otherwise contemplated hereby or thereby or are reasonably incidental thereto; provided,
                                                                     --------
that the duties of the Operating Agent hereunder shall be determined solely by the express provisions of this Agreement, and, other than the duties set forth in Section 13.02, any permissive right of the Operating Agent hereunder shall
   -------------
not be construed as a duty.

               (b) The Collateral Agent may take such action and carry out such functions under this Agreement as are authorized to be performed by it pursuant to the terms of this Agreement, any other Related Document or the Collateral Agent Agreement or otherwise contemplated hereby or thereby or are reasonably incidental thereto; provided, that the duties of the Collateral Agent hereunder
                    --------
shall be determined solely by the express provisions of this Agreement, and, other than the duties set forth in Section 13.02, any permissive right of the
                                   -------------
Collateral Agent hereunder shall not be construed as a duty.

               Section 13.02. Reliance. None of the Operating Agent, the
                              --------
Collateral Agent, any of their respective Affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement, the other Related Documents or the Program Documents, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limiting the generality of the foregoing, and notwithstanding any term or provision hereof to the contrary, the Seller, the Servicer and the Purchaser hereby acknowledge and agree that each of the Operating Agent and the Collateral Agent (a) acts as agent hereunder for the Purchaser (and, with respect to the Collateral Agent, the Affected Parties) and has no duties or obligations to, shall incur no liabilities or obligations to, and does not act as an agent in any capacity for, the Seller (other than, with respect to the Collateral Agent, under the Power of Attorney with respect to remedial actions) or the CGS Originator, (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts, (c) makes no representation or warranty hereunder to any Affected Party and shall not be responsible to any such Person for any statements, representations or warranties made in or in connection with this Agreement, the other Related Documents or the Program Documents, (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the other Related Documents or the Program Documents on the part of the Seller, the Servicer or the Purchaser or to inspect the property (including the books and records) of the Seller, the Servicer or the Purchaser, (e) shall not be responsible to the Seller, the Servicer or the Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Related Documents or any other instrument or document furnished pursuant hereto or thereto, (f) shall incur no liability under or in respect of this Agreement, the other Related Documents or the Program Documents by acting upon any notice, consent, certificate or other instrument or writing believed by it to be genuine and signed, sent or communicated by the proper party or parties and (g) shall not be bound to make any investigation into the facts or matters stated in any notice or other communication hereunder and may rely on the accuracy of such facts or matters. Notwithstanding the foregoing, each of the Operating Agent and the Collateral Agent acknowledges that it has a duty to transfer funds between and among the Deposit Accounts and the Collection Account, and make investments of funds on deposit in the Retention Account and the Collateral Account, in accordance with Article VI and the instructions of the Servicer.
                ----------

               Section 13.03. GE Capital and Affiliates. GE Capital and its
                              -------------------------
Affiliates may generally engage in any kind of business with any Obligor, the CGS Originator, the Seller, the Servicer or the Purchaser, any of their respective Affiliates and any Person who may do business with or own securities of such Persons or any of their respective Affiliates, all as if GE Capital were not the Operating Agent or the Collateral Agent and without the duty to account therefor to any Obligor, the CGS Originator, the Seller, the Servicer, the Purchaser or any other Person.

                                 ARTICLE XIV.

                                 MISCELLANEOUS

               Section 14.01. Notices. Except as otherwise provided herein,
                              -------
whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by facsimile or other similar facsimile transmission (with such facsimile or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 14.01), (c) one Business Day after deposit with a
                 -------------
reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth under its name on the signature page hereof or to such other address (or facsimile number) as may be substituted by notice given as herein provided; provided, that each such
                                                   --------
declaration or other communication shall be deemed to have been validly delivered to the Collateral Agent hereunder upon delivery to the Operating Agent in accordance with the terms of this Section 14.01. The giving of any notice
                                     -------------
required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than the Purchaser, the Operating Agent and the Collateral Agent) designated in any written notice provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.

               Section 14.02. Binding Effect; Assignability. This Agreement
                              -----------------------------
shall be binding upon and inure to the benefit of the Seller, the Servicer, the Purchaser, the Operating Agent and the Collateral Agent and their respective successors and permitted assigns. Neither the Seller nor the Servicer may assign, transfer, hypothecate or otherwise convey any of their respective rights or obligations hereunder or interests herein without the express prior written consent of the Purchaser, the Operating Agent and the Collateral Agent and unless the Rating Agency Condition shall have been satisfied with respect to any such assignment. Any such purported assignment, transfer, hypothecation or other conveyance by the Seller or the Servicer without the prior express written consent of the Purchaser, the Operating Agent and the Collateral Agent shall be void. The Purchaser, the Operating Agent or the Collateral Agent may, at any time, assign any of its rights and obligations hereunder or interests herein to any Person and any such assignee may further assign at any time its rights and obligations hereunder or interests herein (including any rights it may have in and to the Transferred Receivables and the Seller Collateral and any rights it may have to exercise remedies hereunder), in each case without the consent of the CGS Originator, the Seller or the Servicer. The Seller acknowledges and agrees that, upon any such assignment, the assignee thereof may enforce directly, without joinder of the Purchaser, all of the obligations of the Seller hereunder.

               Section 14.03. Termination; Survival of Seller Secured
                              ---------------------------------------
Obligations Upon Facility Termination Date.
------------------------------------------

               (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date.

               (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by any Affected Party under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Seller or the rights of any Affected Party relating to any unpaid portion of the Seller Secured Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Facility Termination Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Seller or the Servicer, and all rights of any Affected Party hereunder, all as contained in the Related Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the rights and remedies provided for herein
                      --------
with respect to any breach of any representation or warranty made by the Seller or the Servicer pursuant to Article IV, the indemnification and payment
                            ----------
provisions of Article XII and Sections 14.04, 14.05 and 14.06 shall be
              -----------     --------------  -----     ----
continuing and shall survive the Termination Date.

               Section 14.04. Costs, Expenses and Taxes. (a) The Seller shall
               -------------
reimburse the Purchaser, the Operating Agent and the Collateral Agent for all out-of-pocket expenses incurred in connection with the negotiation and preparation of this Agreement and the other Related Documents (including the reasonable fees and expenses of all of its special counsel, advisors, consultants and auditors retained in connection with the transactions contemplated thereby and advice in connection therewith). The Seller shall reimburse the Purchaser, the Operating Agent and the Collateral Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors (including environmental and management consultants and appraisers) for advice, assistance, or other representation in connection with:

                   (i) the forwarding to the Seller or any other Person on behalf of the Seller by the Purchaser of any payments for Purchases made by it hereunder;

                      (ii) any amendment, modification or waiver of, consent with respect to, or termination of this Agreement or any of the other Related Documents or advice in connection with the administration thereof or their respective rights hereunder or thereunder;

                      (iii) any Litigation, contest or dispute (whether instituted by the Seller, the Purchaser, the Operating Agent, the Collateral Agent or any other Person as a party, witness, or otherwise) in any way relating to the Seller Collateral, any of the Related Documents or any other agreement to be executed or delivered in connection herewith or therewith, including any Litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against the Seller or any other Person that may be obligated to the Purchaser, the Operating Agent or the Collateral Agent by virtue of the Related Documents, including any such Litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events;

                      (iv) any attempt to enforce any remedies of the Purchaser, the Operating Agent or the Collateral Agent against the Seller or any other Person that may be obligated to them by virtue of any of the Related Documents, including any such attempt to enforce any such remedies in the course of any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events;

                      (v) any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events; and

                      (vi) efforts to (A) monitor the Purchases or any of the Seller Secured Obligations, (B) evaluate, observe or assess the CGS Originator, the Seller or the Servicer or their respective affairs, and
        (C) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Seller Collateral;

including all attorneys' and other professional and service providers' fees arising from such services, including those in connection with any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in connection with or relating to any of the events or actions described in this Section 14.04, all of which shall be payable, on
                          -------------
demand, by the Seller to the Purchaser, the Operating Agent or the Collateral Agent, as applicable. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or facsimile charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

               (b) In addition, the Seller shall pay on demand any and all stamp, sales, excise and other taxes (excluding income taxes) and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement or any other Related Document, and the Seller agrees to indemnify and save each Purchaser Indemnified Person harmless from and against any and all liabilities with respect to or resulting from any delay or failure to pay such taxes and fees.

               Section 14.05.  Confidentiality.
                               ---------------

               (a) Except to the extent otherwise required by applicable law, as required to be filed publicly with the Securities and Exchange Commission, or unless the Operating Agent shall otherwise consent in writing, the Seller and the Servicer agree to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary hereto) in its communications with third parties other than any Affected Party or any Purchaser Indemnified Person and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Affected Party or a Purchaser Indemnified Person.

               (b) The Seller and the Servicer each agree that it shall not (and shall not permit any of its Subsidiaries to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the other Related Documents without the prior written consent of the Purchaser and the Operating Agent (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case the Seller or the Servicer, as applicable, shall consult with the Purchaser and the Operating Agent prior to the issuance of such news release or public announcement. The Seller may, however, disclose the general terms of the transactions contemplated by this Agreement and the other Related Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement.

               Section 14.06. No Proceedings. Each of the Seller and the
                              --------------
Servicer hereby agrees that, from and after the Closing Date and until the date one year plus one day following the date on which the Commercial Paper with the latest maturity has been indefeasibly paid in full in cash, it will not, directly or indirectly, institute or cause to be instituted against the Purchaser any proceeding of the type referred to in Sections 9.01(c) and
                                                    ----------------
9.01(d).
-------

               Section 14.07. Complete Agreement; Modification of Agreement;
                              ----------------------------------------------
Intercreditor Agreement. This Agreement and the other Related Documents
-----------------------
constitute the complete agreement among the parties hereto with respect to the subject matter hereof and thereof, supersede all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 14.08. The rights of the Purchaser, the Operating Agent and the Collateral Agent hereunder and under the other Related Documents with respect to the "Lenders" and the "Agent" party to the Credit Facility are subject to the terms of the Intercreditor Agreement to the extent provided therein.

               Section 14.08. Amendments and Waivers. No amendment,
                              ----------------------
modification, termination or waiver of any provision of this Agreement or any of the other Related Documents, or any consent to any departure by the Seller or the Servicer therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto or thereto provided, that
(i) the Operating Agent shall notify each of the Rating Agencies concurrently with the execution of any amendment to any provision of this Agreement or any of the other Related Documents, and (ii) it shall be a condition precedent to the effectiveness of any material amendment to any provision of this Agreement or any of the other Related Documents that the Rating Agency Condition shall have been satisfied in respect thereof.

               Section 14.09. No Waiver; Remedies. The failure by the Purchaser,
                              -------------------
the Operating Agent or the Collateral Agent, at any time or times, to require strict performance by the Seller or the Servicer of any provision of this Agreement or the Purchase Assignment shall not waive, affect or diminish any right of the Purchaser, the Operating Agent or the Collateral Agent thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Seller or the Servicer contained in this Agreement or any Purchase Assignment, and no breach or default by the Seller or the Servicer hereunder or thereunder, shall be deemed to have been suspended or waived by the Purchaser, the Operating Agent or the Collateral Agent unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of the Purchaser, the Operating Agent and the Collateral Agent and directed to the Seller or the Servicer, as applicable, specifying such suspension or waiver. The rights and remedies of the Purchaser, the Operating Agent and the Collateral Agent under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that the Purchaser, the Operating Agent and the Collateral Agent may have under any other agreement, including the other Related Documents, by operation of law or otherwise. Recourse to the Seller Collateral shall not be required.

               SECTION 14.10. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF
                              -------------------------------------------------
JURY TRIAL.
----------

               (A) THIS AGREEMENT AND EACH OTHER RELATED DOCUMENT (EXCEPT TO THE EXTENT THAT ANY RELATED DOCUMENT EXPRESSLY PROVIDES TO THE CONTRARY) AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND

CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

               (B) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT; PROVIDED, THAT EACH
                                                          --------
PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO
----------------
PRECLUDE THE PURCHASER, THE OPERATING AGENT OR THE COLLATERAL AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE SELLER COLLATERAL OR ANY OTHER SECURITY FOR THE SELLER SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASER, THE OPERATING AGENT OR THE COLLATERAL AGENT. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL
         ----- --- ----------
OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

               (C) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND

THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

               Section 14.11. Counterparts. This Agreement may be executed in
                              ------------
any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

               Section 14.12. Severability. Wherever possible, each provision of
                              ------------
this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

               Section 14.13. Section Titles. The section titles and table of
                              --------------
contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

               Section 14.14. Limited Recourse. The obligations of the Purchaser
                              ----------------
under this Agreement and all Related Documents are solely the corporate obligations of the Purchaser. No recourse shall be had for the payment of any amount owing in respect of Purchases or for the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement or any other Related Document against any Stockholder, employee, officer, director, agent or incorporator of the Purchaser. Any accrued obligations owing by the Purchaser under this Agreement shall be payable by the Purchaser solely to the extent that funds are available therefor from time to time in accordance with the provisions of Article VI of the Collateral Agent Agreement and Article VI of
                  ----------                                       ----------
this Agreement (and such accrued obligations shall not be extinguished until paid in full).

               Section 14.15. Further Assurances.
                              ------------------

               (a) Each of the Seller and the Servicer shall, at its sole cost and expense, upon request of the Purchaser, the Operating Agent or the Collateral Agent, promptly and duly execute and deliver any and all further instruments and documents and take such further action that may be necessary or desirable or that the Purchaser, the Operating Agent or the Collateral Agent may request to (i) perfect, protect, preserve, continue and maintain fully the Purchases made and the right, title and interests (including Liens) granted to the Purchaser under this Agreement, (ii) enable the Purchaser, the Operating Agent or the Collateral Agent to exercise and enforce its rights under this Agreement, any of the other Related Documents or the Collateral Agent Agreement or (iii) otherwise carry out more effectively the provisions and purposes of this Agreement or any other Related Document. Without limiting the generality of the foregoing, the Seller shall, upon request of the Purchaser, the Operating Agent or the Collateral Agent, (A) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices that may be necessary or desirable or that the Purchaser, the Operating Agent or the Collateral Agent may request to perfect, protect and preserve the Purchases made and the Liens granted pursuant to this Agreement, free and clear of all Adverse Claims, (B) mark, or cause the Servicer to mark, each Contract evidencing each Transferred Receivable with a legend, acceptable to the Purchaser, the Operating Agent and the Collateral Agent evidencing that the Purchaser has purchased all right and title thereto and interest therein as provided herein, (C) mark, or cause the Servicer to mark, its master data processing records evidencing such Transferred Receivables with such a legend and (D) notify or cause the Servicer to notify Obligors of the transfer of Transferred Receivables effected hereunder.

               (b) Without limiting the generality of the foregoing, the Seller hereby authorizes the Purchaser and the Collateral Agent, and the Purchaser hereby authorizes the Collateral Agent, to file one or more financing or continuation statements, or amendments thereto or assignments thereof, relating to all or any part of the Transferred Receivables, including Collections with respect thereto, or the Seller Collateral without the signature of the Seller or, as applicable, the Purchaser to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Transferred Receivables, the Seller Collateral or any part thereof shall be sufficient as a notice or financing statement where permitted by law.

               IN WITNESS WHEREOF, the parties have caused this Receivables Purchase and Servicing Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                            GOLF FUNDING CORPORATION


                            By /s/ David A. Rane
                              -----------------------------
                            Name___________________________
                            Title__________________________

                            Address:
                            --------
                            2285 Rutherford Road
                            Carlsbad, California 92008
                            Attention: President


                            REDWOOD RECEIVABLES CORPORATION



                            By /s/ David A. Rane
                              ---------------------------
                            Name_________________________
                                  Assistant Secretary

                            Address:
                            -------
                            c/o General Electric Capital Corporation
                            3001 Summer Street, 2nd Floor
                            Stamford, Connecticut  06927
                            Telephone: (203) 961-5488
                            Facsimile: (203) 961-2953

                            CALLAWAY GOLF SALES COMPANY


                            By /s/ David A. Rane
                               ----------------------------
                            Name___________________________
                            Title _________________________

                            Address:
                            -------
                            2285 Rutherford Road
                            Carlsbad, California 92008
                            Attention: President
                            Telecopy: (760) 929-8120

                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                as Operating Agent and Collateral Agent



                                By /s/ Denis M. Creeden
                                  -----------------------------
                                Name
                                    ---------------------------
                                      Duly Authorized Signatory

                                Address:
                                -------
                                201 High Ridge Road
                                Stamford, Connecticut 06927
                                Attention: Vice President - Portfolio/Callaway
                                Telephone: (203) 316-7607
                                Facsimile: (203) 316-7821